As filed with the Securities and Exchange Commission on August 22, 2005
1933 Act File No. 333-123595
1940 Act File No. 811-21593

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑ PRE-EFFECTIVE AMENDMENT NO. 2
☐ POST-EFFECTIVE AMENDMENT NO.
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ AMENDMENT NO. 15

Kayne Anderson MLP Investment Company
(Exact Name of Registrant as Specified in Charter)

1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067

(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (310) 556-2721

David J. Shladovsky, Esq.
Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)
Copies of Communications to:

David A. Hearth, Esq. Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000	John A. MacKinnon, Esq. Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019 (212) 839-5300

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
      If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐
      It is proposed that this filing will become effective (check appropriate box):
☐     when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering Price	Aggregate	Registration
Being Registered	Registered	Per Unit(1)	Offering Price(1)	Fee(2)

Common Stock, $0.001 par value per share	40,000	$25.00	$1,000,000	$117.70

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(2)	Previously paid.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

________________________________________________________________________________

KAYNE ANDERSON MLP INVESTMENT COMPANY (the “Registrant”)
CONTENTS OF THE REGISTRATION STATEMENT
This registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of the Registration Statement

Part A — Prospectus of the Registrant

Part B — Statement of Additional Information of the Registrant

Part C — Other Information

Signature Page

Exhibits

PART A
PROSPECTUS OF
REGISTRANT

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 22, 2005
PROSPECTUS
                  Shares
Common Stock
$                   per share

          We are a non-diversified, closed-end management investment company that began investment activities on September 28, 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our net assets plus any borrowings (our “total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). We invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Additionally, we may invest in debt securities of MLPs and other Midstream Energy Companies. Under normal market conditions, we intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies, and up to 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.
(continued on following page)
       Investing in our common stock may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 25 of this prospectus.
       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)

Public Offering Price	$	$
Sales Load (1)	$	$
Proceeds, Before Expenses, To Us (2)	$	$

(1)	The aggregate compensation to the underwriters will be $ , which will consist solely of the sales load.

(2)	We estimate that we will incur approximately $ in expenses in connection with this offering.

(3)	The underwriters also may purchase up to an additional shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. If all such shares are purchased, the total public offering price will be $ , the total sales load will be $ and the total proceeds, before expenses, to us will be $ .

     The underwriters expect to deliver the shares to purchasers on or about                     , 2005.

                    , 2005

(continued from previous page)
      We are managed by Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), a leading investor in MLPs. As of July 31, 2005, Kayne Anderson managed approximately $4.8 billion, including approximately $2.4 billion in MLPs and other Midstream Energy Companies.
      Our currently outstanding shares of common stock are, and the shares offered in this prospectus will be, listed on the New York Stock Exchange under the symbol “KYN”. The net asset value of our common stock at the close of business on                     , 2005 was $          per share, and the last sale price of our common stock on the New York Stock Exchange on such date was $          . See “Market and Net Asset Value Information” at page 22.
      On March 28, 2005, we issued three series of auction rate senior notes due in 2045, in an aggregate principal amount of $260 million (“Senior Notes”). The Senior Notes are rated “Aaa” and “AAA” by Moody’s Investors Service Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), respectively. The aggregate principal amount of the Senior Notes represented approximately 19.2% of our total assets as of July 31, 2005. On April 12, 2005, we issued an aggregate amount of $75 million of auction rate preferred stock (“ARP Shares”). The ARP Shares are rated “Aa” and “AA” by Moody’s and Fitch, respectively. The aggregate amount of ARP Shares represented 5.6% of our total assets as of July 31, 2005.
      Our common stock is junior in liquidation and distribution rights to the Senior Notes and the ARP Shares. The issuance of debt and preferred stock, including the Senior Notes and the ARP Shares, represent the leveraging of our common stock. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. See “Use of Leverage — Effects of Leverage” at page 52, “Risk Factors — Leverage Risk” at page 29, and “Description of Capital Stock” at page 63.
      We paid dividends to our common stockholders on January 14, 2005, April 15, 2005 and July 15, 2005 in the amounts of $0.25, $0.41 and $0.415 per share, respectively. We intend to continue to pay quarterly dividends to our common stockholders. Our dividends will be treated as a taxable dividend to our common stockholders to the extent of our current or accumulated earnings and profits. To the extent that dividends to a stockholder exceed our earnings and profits, a stockholder’s basis in our common stock will be reduced and, if a stockholder has no further basis in our shares, a stockholder will report any excess as capital gain. As with any investment, you should consult your own tax professional about your particular consequences of investing in our common stock. See “Dividends” at page 39 and “Tax Matters” at page 70.
      We are treated as a corporation for federal income tax purposes and, as a result, unlike most investment companies, we are subject to corporate income tax to the extent we recognize taxable income. As a partner in MLPs, we have to report our allocable share of each MLP’s taxable income in computing our taxable income, whether or not we actually receive any cash from such MLP. However, MLPs are not subject to corporate income taxes and, as a result, can generally pay distributions at a higher rate to their partners. See “Tax Matters” at page 70.
      Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering. This risk may be greater for investors who expect to sell their common stock in a relatively short period after completion of the public offering. See “Risk Factors — Market Discount From Net Asset Value Risk” at page 29.

      You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

      This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated                     , 2005 (“SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our stockholder reports and our SAI, the table of contents of which is on page 77 of this prospectus, by calling (877) 657-3863/MLP-FUND, by accessing our web site (http://www.kaynemlp.com), or by writing to us. You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

i

PROSPECTUS SUMMARY
      This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common stock offered by this prospectus. You should carefully read the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page 25. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “Kayne Anderson” refers to Kayne Anderson Capital Advisors, L.P.; “midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; “MLPs” refers to energy-related master limited partnerships, limited liability companies treated as partnerships, and their affiliates; and “Midstream Energy Companies” means (i) MLPs and (ii) other companies that, as their principal business, operate midstream energy assets.
What is Kayne Anderson MLP Investment Company?
      Kayne Anderson MLP Investment Company is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment activities on September 28, 2004. Our common stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.” See “Description of Capital Stock” on page 63.
      We completed our initial public offering of common stock on September 28, 2004. After the payment of offering expenses and underwriting discounts, we received approximately $711 million from the proceeds of the initial public offering and after subsequent exercises by the underwriters of their over-allotment option, the aggregate net proceeds were approximately $786 million. On March 28, 2005 and April 12, 2005, we completed offerings of the Senior Notes and the ARP Shares, respectively. After the payment of offering expenses and underwriting discounts, we received a total of approximately $331 million in net proceeds from the issuance of the Senior Notes and the ARP Shares. We paid dividends to our common stockholders on January 14, 2005, April 15, 2005 and July 15, 2005 in the amounts of $0.25, $0.41 and $0.415 per share, respectively. We intend to continue to pay quarterly dividends to our common stockholders. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a significant portion of our dividends will be paid from sources other than our current or accumulated earnings, income or profits. The portion of the dividend which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters” at page 70.
      Since commencing investment activities on September 28, 2004, we have reported our per share net asset value as of the end of each month as set forth in the following table. Through July 31, 2005 our per share net asset value, together with the dividends paid to our stockholders on January 14, 2005, April 15, 2005, and July 15, 2005 increased by 18.0% (an annualized rate of 21.4%) from our initial per share net asset value of $23.70 (after deduction of offering expenses and underwriting discounts).

		Adjusted
	Net Asset	Net Asset
Valuation Date	Value	Value(2)

September 28, 2004(1)	$23.70	$23.70
October 31, 2004	23.73	23.73
November 30, 2004	23.91	23.91
December 31, 2004	24.25	24.25
January 31, 2005	25.03	25.28
February 28, 2005	25.27	25.52
March 31, 2005	24.90	25.15
April 30, 2005	24.92	25.58
May 31, 2005	25.19	25.85
June 30, 2005	26.01	26.67
July 31, 2005	26.86	27.94

(1)	The initial public offering price of our common stock was $25.00 per share. After the deduction of offering expenses and underwriting discounts, our beginning per share net asset value was $23.70.

(2)	Adjusted net asset value equals our net asset value plus cumulative dividends paid.

      Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require us to provide a written statement accompanying payment from any source other than our income that adequately discloses the source or sources of such payment. Thus, if our capital were the source of a distribution, and the payment amounted to a return of capital, we would be required to provide written notice to that effect. Nevertheless, stockholders who periodically receive distributions from us may be under the impression that such payments are made from our income, when, in fact, they are not. Accordingly, stockholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is our income.
      Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name.
What are our portfolio investments?
      Our investments in the securities of MLPs and other Midstream Energy Companies are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Finally, we may also, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.
      Under normal market conditions, we intend to invest at least 50% of our total assets in publicly traded (i.e., freely tradable) securities of MLPs and other Midstream Energy Companies and up to 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.
      We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.
      On a limited basis, we may also use derivative investments to hedge against interest rate and market risks. We may also utilize short sales to hedge such risks and as part of short sale investment strategies.

What is the composition of our investment portfolio?
      As of May 31, 2005, we had invested approximately $1,105 million in securities of MLPs and other Midstream Energy Companies out of our total assets of $1,244 million. As of that date, the Company’s portfolio consisted of $1,011 million in freely tradable securities (including $514 million in restricted securities that are now freely tradable) and $224 million in restricted securities. As shown in the following chart, approximately 69.4% of our net investment position consisted of equity securities of pipeline MLPs. The next largest component of our portfolio, totaling 10.8% of our net investment position, consisted of equity securities of propane MLPs. As of May 31, 2005, our net investment position was $1,232 million (net investment position is equal to long positions less short positions). For more detail regarding our portfolio investments, see “Schedule of Investments” beginning on page 18.
      The restricted securities in our portfolio as of July 31, 2005 were purchased in four separate transactions and are expected to become freely tradable over the next seven months. The following table outlines the details of each of these investments, as well as four transactions in which we purchased restricted securities which became freely tradable.

	Number of	Acquisition		Fair Value		Value Per	Percent of	Month Freely
Security	Units	Date	Cost	at 7/31/05		Unit	Total Assets	Tradable(1)

	($ in millions, except per unit data)
Restricted Investments
Crosstex Energy, L.P.(2)	1,046,787	06/24/05	$35.0	$41.5		$39.68	3.1%	February 2006
Holly Energy Partners, L.P.(2)	32,100	07/08/05	1.3	1.3		41.95	0.1	January 2006
Inergy, L.P.	2,946,955	12/17/04	75.0	94.5		32.07	7.0	August 2005
Magellan Midstream Partners, L.P.	3,478,261	04/13/05	100.0	117.1		33.67	8.7	February 2006

			$211.3	$254.5			18.9%
Restricted Investments Freely Tradable (at 7/31/05)
Enbridge Energy Partners, L.P.	1,503,900	02/11/05	$75.0	$85.1		$56.60	6.3%	May 2005
Energy Transfer Partners, L.P.	4,444,444	01/26/05	120.0	169.1		38.05	12.5	April 2005
Enterprise Products Partners L.P.	4,427,878	12/29/04	101.1	118.4		26.73	8.8	April 2005
Enterprise Products Partners L.P.	1,203,600	04/01/05	30.0	32.2		26.73	2.4	June 2005
Ferrellgas Partners, L.P.	2,098,623	11/09/04	40.1	46.2		22.00	3.4	February 2005
Kinder Morgan Management, LLC	1,300,000	11/04/04	52.6	62.8	(3)	47.46	4.7	February 2005

			$418.8	$513.7			38.1%

Total Investments in Restricted Securities			$630.1	$768.2			56.9%

(1)	Anticipated month in which our investment becomes or became freely tradable.

(2)	Units purchased are not yet registered for resale.

(3)	Includes value attributable to paid-in-kind distributions.
Who is Kayne Anderson Capital Advisors?
      Kayne Anderson Capital Advisors, L.P. is our investment adviser, responsible for implementing and administering our investment strategy. As of July 31, 2005, Kayne Anderson managed approximately $4.8 billion, including approximately $2.4 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.
Why does our MLP strategy present an attractive market opportunity?
      We invest principally in MLPs. We believe that this strategy offers an opportunity for attractive risk-adjusted returns based on several characteristics of MLPs, including the following:

•	MLPs provide steady distributions with attractive growth profiles. During the period from January 1, 1998 through December 31, 2004, publicly-traded energy-related master limited partnerships provided an average annual yield of 8.5%. Additionally, during that same time period, distributions from these master limited partnerships increased at a compounded average annual rate of 6.6%. Currently, these master limited partnerships provide a 6.2% average yield. This information is for the energy-related master limited partnerships that were traded publicly as of July 31, 2005 (35 partnerships), and is derived by us from financial industry databases and public filings. We believe that current market conditions are conducive for continued growth in distributions. However, there can be no assurance that these levels will be maintained in the future.

•	MLPs operate strategically important assets that typically generate stable cash flows. MLPs operate in businesses that are necessary for providing consumers with access to energy resources. We believe that due to the fee-based nature and long-term importance of their midstream energy assets, MLPs typically generate stable cash flows throughout economic cycles. Additionally, certain businesses operated by MLPs are regulated by federal and state authorities that ensure that rates charged are fair and just. In most cases, such regulation provides for highly predictable cash flows.

•	The midstream energy sector has high barriers to entry. Due to the high cost of constructing midstream energy assets and the difficulty of developing the expertise necessary to comply with the regulations governing the operation of such assets, the barriers to enter the midstream energy sector are high. Therefore, currently existing MLPs with large asset bases and significant operations enjoy a competitive advantage over other entities seeking to enter the sector.

•	Due to a lack of broad institutional following and limited retail focus, the MLP market experiences inefficiencies which can be exploited by a knowledgeable investor. Historically, there have been potential adverse consequences of MLP ownership for many institutional investors, including registered investment companies. Further, because MLPs generate unrelated business taxable income (“UBTI”), typically they are not held by tax-exempt investors such as pension plans, endowments, employee benefit plans, or individual retirement accounts. Also, income and gains from MLPs are subject to the Foreign Investment in Real Property Tax Act (“FIRPTA”), limiting the investment by non-U.S. investors in the sector. As a result, MLPs are held predominantly by taxable U.S. retail investors. Further, due to the limited public market float for MLP common units and tax-reporting burdens and complexities associated with MLP investments, MLPs appeal only to a segment of such retail investors. Due to this limited, retail-oriented focus, the market for MLPs can experience inefficiencies which can be exploited by a knowledgeable investor.

      We believe that the attractive characteristics of MLPs are further supported by the positive dynamics currently affecting the midstream energy sector, including the following:

•	MLPs are well-positioned to capitalize on the ongoing divestitures of midstream energy assets. As major oil and gas companies continue to focus on international opportunities and core exploration and production activities, such companies continue to sell many of their North American midstream energy assets. Additionally, certain utilities and energy merchants are selling their midstream energy assets, in part to improve their credit profiles. MLPs, as tax pass-through entities, have cost of capital advantages over corporate purchasers. As a result, MLPs have been active acquirors of midstream energy assets over the last several years. We believe this large pool of midstream energy assets should provide MLPs with significant acquisition opportunities to augment their internal growth prospects.

•	Many MLPs have significant available capacity which allows them to benefit disproportionately from a growing economy. As the overall economy expands, energy demand increases and in certain cases, rates for assets owned by MLPs increase. Many of the MLPs in which we intend to invest have significant additional available operating capacity. As a result, these MLPs benefit from significant economies of scale and can expand production at relatively low cost levels. Small increases in energy demand can result in significant growth in the distributable cash flows for such MLPs. We believe this internal growth is an important component of MLPs’ ability to increase distributions.
      There are, however, risks related to investments in MLPs, including energy sector risks that affect the business, operations and earnings of MLPs, as well as other Midstream Energy Companies generally, and the risk that the tax we must pay on distributions received from the MLPs in which we invest will be greater than we anticipate, or that the MLPs would incur an entity-level tax and would be able to distribute less to us, each of which would negatively affect the amount of distributions that we can pay to our stockholders. See “Risk Factors — MLP and other Midstream Energy Company Risk” and “— Tax Risks” beginning on pages 27 and 28 and the other information included in this prospectus for information on these risks.
What are Kayne Anderson’s competitive advantages?
      We believe that Kayne Anderson is particularly qualified and positioned both to identify appropriate publicly traded market MLP investment opportunities and to source and structure private investments in MLPs due to the following:

Substantial MLP Market Knowledge and Industry Relationships. Through its activities as a leading investor in MLP securities, Kayne Anderson has developed broad expertise and important relationships with industry managers in the MLP sector. We believe that Kayne Anderson’s industry knowledge and relationships will enable us to capitalize on opportunities to source investments in MLPs that may not be readily available to other investors. Such investment opportunities include purchasing larger blocks of limited partner interests, often at discounts to market prices, non-controlling general partner interests and positions in companies expected to form an MLP. We believe that Kayne Anderson’s substantial MLP market knowledge provides it with the ability to recognize long-term trends in the industry and to identify differences in value among individual MLPs, which abilities benefit our portfolio of public investments in MLPs and other Midstream Energy Companies.

Extensive Transaction Structuring Expertise and Capability. Kayne Anderson has industry-leading experience identifying and structuring investments in MLP securities. This experience, combined with Kayne Anderson’s ability to engage in regular dialogue with industry participants and other large holders of MLP securities to better understand the capital needs of prospective portfolio companies, give it an advantage in structuring transactions mutually attractive to us and the portfolio company. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector. These investments may include purchases of subordinated units, restricted common units or general partner interests.

Ability to Trade Efficiently in a Relatively Illiquid Market. We believe that Kayne Anderson’s ability to generate favorable returns on public investments in MLPs is aided by its substantial experience actively trading MLPs and similar securities. Through its affiliated broker-dealer, Kayne Anderson maintains its own trading desk, providing it with the ability to understand day-to-day market conditions for MLP securities, which have historically been characterized by lower daily trading volumes than comparable corporate equities. We believe that Kayne Anderson’s direct equity market access enables it to make better informed investment decisions and to execute its investment strategy with greater efficiency.
How does an investment in our common stock compare with direct investment in MLPs?
      We are intended to be an efficient vehicle for investing in a portfolio comprised principally of MLP equity securities. We believe that an investor in our common stock will benefit from Kayne Anderson’s investment experience, market knowledge and relationships, as well as a number of portfolio and tax features that would not be available if such investor were to make investment directly in MLPs, including some or all of the following:

•	We provide, through a single investment vehicle, an investment in a portfolio of securities issued by MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we intend to invest up to 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs. We believe that we can make such purchases of securities at discounts or with other beneficial terms. Such investment opportunities are typically only available to a limited number of knowledgeable investors with a large amount of capital available for investment in any particular security or issuer.

•	Our common stockholders will receive a single tax reporting statement (on Form 1099) and will only be required to file income tax returns in states in which they would ordinarily file. In contrast, a person who invests directly in MLPs receives a statement of partnership items (on Schedule K-1) from each MLP owned and may be required to file income tax returns in each state in which such MLPs generate income.

•	Our common stock dividends are treated as qualifying income for each of our common stockholders that is an investment company (including mutual funds) that have elected to be taxed as regulated investment companies. Subject to certain holding period requirements, corporate investors in our common stock generally will be entitled to dividends-received deduction treatment on our dividends.

•	Our common stock dividends will be excluded from treatment as UBTI (except for those stockholders who debt-finance the purchase of our common stock). Accordingly, tax-exempt investors, including pension plans, employee benefit plans and individual retirement accounts, will not have UBTI upon receipt of dividends from us, whereas a tax-exempt limited partner’s allocable share of income of an MLP is generally treated as UBTI.
      Unlike MLPs, we are obligated to pay federal and state tax with respect to our income, thereby subjecting our income to a double layer of taxation upon distribution to our taxable common stockholders. However, the types of MLPs in which we invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners, due to a variety of factors, including significant non-cash deductions, such as depreciation. If the cash distributions exceed the taxable income reported in a particular tax year, such excess cash distributions would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis, and our basis in our MLP units would be decreased by the amount of such excess, which would potentially increase our taxable gain upon any subsequent sale of our MLP units. For federal income tax purposes, unlike individuals, who are generally subject to a maximum long-term capital gains rate of 15% under current law, we will be taxed upon any recognized long-term capital gains at the same rate our ordinary income is taxed (generally 35%). See “Tax Matters” at page 70. Like other investment companies, our common stockholders will bear our operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.

Why do we use financial leverage?
      On March 28, 2005, we issued the Senior Notes in an aggregate principal amount of $260 million. The Senior Notes are rated “Aaa” and “AAA” by Moody’s and Fitch, respectively. The aggregate principal amount of the Senior Notes represented approximately 19.2% of our total assets as of July 31, 2005. On April 12, 2005, we issued ARP Shares in the aggregate amount of $75 million. The ARP Shares are rated “Aa” and “AA” by Moody’s and Fitch, respectively. The aggregate amount of ARP Shares represented approximately 5.6% of our total assets as of July 31, 2005. Our common stock is junior in liquidation and distribution rights to the Senior Notes and the ARP Shares.
      The issuance of debt and preferred stock, including Senior Notes and ARP Shares, represents the leveraging of our common stock. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. The net asset value of our common stock will be reduced by the fees and issuance costs of any financial leverage. We may make further use of financial leverage through the issuance of additional Senior Notes, ARP Shares or other senior securities.
      The Senior Notes, ARP Shares and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) may constitute, in the aggregate, up to 30% of our total assets, which includes assets obtained through such financial leverage. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage Instruments have seniority over our common stock. Costs associated with leverage are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage” at page 51.
      Because Kayne Anderson’s fee is based upon a percentage of our total assets, Kayne Anderson’s fee is likely to be higher since we employ leverage. Therefore, Kayne Anderson has a financial incentive to use leverage, which may create a conflict of interest between Kayne Anderson and our common stockholders. There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Leverage Risk” at page 29.
What risk management techniques may we use?
      We may, but are not required to, use various hedging and other transactions to seek to manage interest rate and market risks. See “Risk Factors — Leverage Risk” at page 29, “— Derivatives Risk” at page 33, and “Kayne Anderson MLP Investment Company — Investment Practices — Hedging and Other Risk Management Transactions” at page 49 in this prospectus and “Our Investments — Our Use of Derivatives, Options and Hedging Transactions,” in our statement of additional information. There is no guarantee we will use these risk management techniques.

THE OFFERING

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	The net proceeds of this offering will be approximately $ ($ if the underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses and the deduction of the underwriting discount. We will invest the net proceeds of the offering in accordance with our investment objective and policies.

Dividends	We paid dividends to our common stockholders on January 14, 2005, April 15, 2005 and July 15, 2005 in the amounts of $0.25, $0.41 and $0.415 per share, respectively. We intend to continue to pay quarterly dividends to our common stockholders, funded in part by our distributable cash flow. Our cash and other income from investments is the amount received by us as cash or paid-in-kind distributions from MLPs or other Midstream Energy Companies, interest payments received on debt securities owned by us and other payments on securities owned by us, less current or anticipated operating expenses, current (but not deferred) taxes on our taxable income, and our leverage costs.

Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a significant portion of our future dividends will be treated as a return of capital to stockholders for tax purposes.

There is no assurance we will continue to pay regular dividends or that we will do so at a particular rate. Our quarterly dividends will be authorized by our Board of Directors out of funds legally available therefor. See “Dividends” at page 39.

Taxation	We have not, and we will not, elect to be treated as a regulated investment company under the Internal Revenue Code. Therefore, we will pay federal and applicable state corporate taxes on our taxable income. The types of MLPs in which we invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners, due to a variety of factors, including significant non-cash deductions, such as depreciation. If the cash distributions exceed the taxable income reported in a particular tax year, such excess cash distributions would not be taxed as income to us in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of our basis in our MLP units. See “Tax Matters” at page 70.

Stockholder tax features	We have paid, and we expect to continue to pay cash distributions to our common stockholders in excess of our taxable income per share. If we distribute cash from current and accumulated earnings and profits as computed for federal income tax purposes, such distributions will generally be taxable to stockholders in the current period as dividend income for federal income tax purposes. Subject to certain holding period requirements, such dividend income generally will qualify for treatment as “qualified dividend income” eligible for taxation at reduced rates under current law. If our distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common stockholder’s basis in our common stock and will result in a reduction of such basis. To the extent such excess exceeds a common stockholder’s basis in our common stock, such excess will be taxed as capital gain. We expect that a significant portion of our future distributions will be treated as a return of capital to stockholders for tax purposes. Upon the sale of common stock, a common stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by our common stockholder and our common stockholder’s federal income tax basis in our common stock sold, as adjusted to reflect return of capital. See “Tax Matters” at page 70.

Risk considerations	An investment in our common stock involves substantial risks, including the risks summarized below.

Under normal conditions, we intend to invest at least 85% of our assets in the MLPs and other Midstream Energy Companies, which are subject to certain additional risks, such as supply and demand risk, interest rate risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. In addition, the cash flow we receive from our investments is dependent on the amount of cash that each MLP in our portfolio has available for distributions and the tax character of such distributions, which are largely dependent on factors affecting the MLP’s operations and factors affecting the energy industry in general.

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements.

Shares of closed-end investment companies frequently trade at a discount to their net asset value; accordingly, our common stock may trade at a price that is less than the offering price or at a discount from our net asset value.

Certain of the publicly-traded securities in our portfolio, particularly those with smaller capitalizations, may trade less frequently than other common stocks. Securities with limited trading volumes may display volatile or erratic price movements, and it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Also, restricted securities in our portfolio may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price.

Market prices may not be readily available for some or all of the restricted or unregistered securities in our portfolio. The difficulty in valuing these securities and the absence of an active trading market for these investments may adversely affect our ability to determine our net asset value. Also, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Because we select our public investments from a small pool of publicly traded MLPs, a change in the value of the securities of any one of these MLPs could have a significant impact on our portfolio. In addition, we are a non-diversified investment company and we are not subject to any regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities we hold. As of July 31, 2005, we held investments in 47 issuers.

Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. Our portfolio investments may be susceptible in the short-term to fluctuations in interest rates. The prices of MLP securities, and thus our net asset value and the market price of our common stock, may decline when interest rates rise.

We are dependent upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In addition, conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients, in which we will have no interest.

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. These provisions could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders.

See “Risk Factors” beginning on page 25 and the other information included in this prospectus for information on these and other risk factors, all of which you should carefully consider before deciding whether to invest in our common stock.

Tax risks	In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including the following: the risk that an MLP is classified as a corporation rather than a partnership for federal income tax purposes, which may reduce our after-tax return and negatively affect the value of our common stock; the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect us or the MLPs in which we invest; the risk of increased current tax liability to us due to the fluctuation in the percentage of an MLP’s income and gains which is offset by tax deductions and losses; the risk that upon our sale of an MLP security, we will be liable for previously deferred taxes; and the risk of a reduction in the percentage of a distribution offset by tax deductions or an increase in our portfolio turnover, which will reduce that portion of our common stock dividend treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax dividends to our common stockholders.

See “Risk Factors — Tax Risks” at page 28 for more information on these risks.

Dividend reinvestment plan	We have a dividend reinvestment plan for our common stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then our common stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically elect to receive cash dividends. Common stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan” at page 40.

New York Stock Exchange symbol	“KYN”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our common stock’s net asset value may decline. We cannot predict whether our common stock will trade above, at or below its net asset value.

Management arrangements	Kayne Anderson serves as our investment adviser and provides certain administrative services to us. See “Kayne Anderson MLP Investment Company — About Kayne Anderson” at page 41 and “Management — Investment Management Agreement” at page 58.

Service providers	American Stock Transfer & Trust Company is our transfer agent and dividend paying agent. See “Transfer Agent and Dividend-Paying Agent” on page 76. The Custodial Trust Company is custodian of our securities and other assets. Bear Stearns Funds Management Inc. provides certain administrative services to us. Ultimus Fund Solutions, LLC is our fund accountant. See “Administrator, Custodian and Fund Accountant” on page 76.

KAYNE ANDERSON MLP INVESTMENT COMPANY
      We are a non-diversified, closed-end management investment company registered under the 1940 Act, and formed as a Maryland corporation in June 2004. Our common stock is listed on the NYSE under the symbol “KYN.” On September 28, 2004, we issued 30,000,000 shares of common stock, par value $0.001 per share, in an initial public offering. On October 22, 2004 and November 16, 2004, we issued an additional 1,500,000 and 1,661,900 shares of common stock, respectively, in connection with partial exercises by the underwriters of their over-allotment option. The net proceeds of the initial public offering and subsequent exercises of the over-allotment option of common stock were approximately $786 million after the payment of offering expenses and underwriting discounts. On March 28, 2005, we issued the Senior Notes and on April 12, 2005, we issued the ARP Shares. After the payment of offering expenses and underwriting discounts, we received approximately $257 million in net proceeds from the Senior Notes issuance and $74 million in net proceeds from the ARP Shares issuance.
      On January 14, 2005, April 15, 2005 and July 15, 2005, we paid dividends to our common stockholders in the amounts of $0.25, $0.41 and $0.415 per share of common stock, respectively. Approximately 65%, 51% and 47% of our shareholders elected to participate in our dividend reinvestment program for the January, April and July 2005 dividends, respectively, which resulted in reinvestments through our dividend reinvestment program of $5,400,602, $7,042,073 and $6,570,925, respectively, and the issuance of 222,522, 288,020 and 249,656 additional shares of common stock, respectively.
      As of July 31, 2005, we had 33,926,098 shares of common stock outstanding, 199,990,000 shares of common stock authorized, 3,000 shares of preferred stock outstanding, and 10,000 shares of preferred stock authorized, none of which were held by us for our account. We issued 4,000 shares of our common stock in a private placement to provide us with seed capital prior to our initial public offering. Those shares are held by an affiliate of Kayne Anderson Capital Advisors, L.P.
      Our principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, and our telephone number is (877) 657-3863/ MLP-FUND.

FEES AND EXPENSES
      The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly, after giving effect to the issuance of common stock pursuant to this prospectus. The table assumes that we use leverage representing 30% of our total assets. Footnote (5) assumes that our use of leverage is limited to the Senior Notes and the ARP Shares.

Stockholder Transaction Expenses:
Sales Load Paid by You (as a percentage of offering price)	[ ]%
Offering Expenses Borne by Us (as a percentage of offering price)	[ ]%
Dividend Reinvestment Plan Fees	None(1)
Percentage of Net Assets Attributable to Common Stock,
after giving effect to the sale of common stock offered in this prospectus
(assumes leverage is increased to 30%)

Annual Expenses:
Management Fees(2)	2.50%
Leverage Costs(3)(5)	1.19%
Other Expenses (exclusive of deferred income tax expenses)(4)	[ ]%
Annual Expenses (exclusive of deferred income tax expenses)	[ ]%
Deferred Income Tax Expense(4)	[ ]%
Total Annual Expenses (including deferred income tax expenses)	[ ]%

(1)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.

(2)	Represents the basic fee payable to Kayne Anderson. The Management Fees as a percentage of average net assets attributable to our common stock may be as low as 1.07% or as high as 3.93%, based on our relative investment performance. See “Management — Investment Management Agreement” at page 58.

(3)	Leverage Costs in the table reflect the offering expense borne by us in connection with issuance of leverage, as well as the weighted average cost to us of the Senior Notes and ARP Shares, expressed as a percentage of our net assets, based on interest rates and dividend rates in effect as of July 31, 2005. Because interest payment obligations on the Senior Notes and dividend payment obligations on the ARP Shares have been hedged in part by interest rate swap agreements, and the interest payable under the swap agreements currently exceeds the interest payment obligations on the Senior Notes and the dividend payment obligations on the ARP Shares, the estimated Leverage Costs are adjusted for the rates expected to be payable under the interest rate swap agreements. Offering costs of the ARP Shares are expensed in the year of their issuance. Offering costs of the Senior Notes are capitalized and amortized over the life of the Senior Notes (currently, 40 years).

(4)	We accrue deferred taxes on our unrealized gains. Because this expense is based on the amount of unrealized gains in the portfolio, which cannot be accurately forecast for the remainder of the fiscal year, the expense ratio is based on actual gains for the six-month period ended May 31, 2005. For the most recent fiscal year, which began September 28, 2004 and ended November 30, 2004, we accrued $3.8 million in deferred taxes on our unrealized gains and deferred tax benefit from organizational expenses. For the first six months of this fiscal year, which began December 1, 2004, we accrued $40.2 million in deferred taxes on our unrealized gains.

(5)	The table presented in this footnote estimates what our annual expenses would be, stated as percentages of our net assets attributable to our common stock but, unlike the table above, assumes that we do not add any additional leverage to the amount currently outstanding. In accordance with these assumptions, our expenses would be estimated as follows:

Percentage of Net Assets Attributable to Common Stock,
after giving effect to the sale of common stock offered in this prospectus
(assumes no additional leverage)

Annual Expenses:
Management Fees(1)	2.33%
Leverage Costs(2)	0.98%
Other Expenses (exclusive of deferred income tax expenses)(3)	[ ]%
Annual Expenses (exclusive of deferred income tax expenses)	[ ]%
Deferred Income Tax Expense(3)	[ ]%
Total Annual Expenses (including deferred income tax expenses)	[ ]%

(1)	Represents the basic fee payable to Kayne Anderson. The Management Fees as a percentage of average net assets attributable to our common stock may be as low as 1.00% or as high as 3.66% at July 31, 2005 leverage levels, based on our relative investment performance. See “Management — Investment Management Agreement” at page 58.

(2)	Leverage Costs in the table reflect the offering expense borne by us in connection with issuance of leverage, as well as the weighted average cost to us of the Senior Notes and ARP Shares, expressed as a percentage of our net assets, based on interest rates and dividend rates in effect as of July 31, 2005. Because interest payment obligations on the Senior Notes and dividend payment obligations on the ARP Shares have been hedged in part by interest rate swap agreements, and the interest payable under the swap agreements currently exceeds the interest payment obligations on the Senior Notes and the dividend payment obligations on the ARP Shares, the estimated Leverage Costs are adjusted for the rates expected to be payable under the interest rate swap agreements. Offering costs of the ARP Shares are expensed in the year of their issuance. Offering costs of the Senior Notes are capitalized and amortized over the life of the Senior Notes (currently, 40 years).

(3)	We accrue deferred taxes on our unrealized gains. Because this expense is based on the amount of unrealized gains in the portfolio, which cannot be accurately forecast for the remainder of the fiscal year, the expense ratio is based on actual gains for the six-month period ended May 31, 2005. For the most recent fiscal year, which began September 28, 2004 and ended November 30, 2004, we accrued $3.8 million in deferred taxes on our unrealized gains and deferred tax benefit from organizational expenses. For the first six months of this fiscal year, which began December 1, 2004, we accrued $40.2 million in deferred taxes on our unrealized gains.

      The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we issue $          in common stock in this offering. If we issue fewer shares of common stock in this offering, all other things being equal, these expenses would increase on a per share basis. See “Management” at page 54 and “Dividend Reinvestment Plan” at page 40.
      The following example illustrates the expenses (including the underwriting discount of $[          ] or $[          ] per share of common stock, estimated offering expenses of this offering of $[          ], or $[          ] per share of common stock) that you would pay on a $1,000 investment in our common stock, assuming total annual expenses of [          ]% of net assets attributable to our common stock and a 5% annual return, as required by SEC regulations:

1 Year	3 Years	5 Years	10 Years

$[ ]	$[ ]	$[ ]	$[ ]

      THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value and that we are engaged in leverage of 30% of total assets, assuming a 3.96% cost of leverage. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average of interest payable on Senior Notes and dividends payable on ARP Shares, adjusted to account for our current and expected use of interest rate swaps. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS
      Information contained in the table below under the headings “Per Share Performance of Common Stock” and Supplemental Data and Ratios” shows the operating performance of our common stock from the commencement of our investment activities on September 28, 2004 until November 30, 2004 and December 1, 2004 until May 31, 2005. The information for the period September 28, 2004 (commencement of operations) through November 30, 2004 has been audited by PricewaterhouseCoopers LLP, whose report is contained in our SAI and is available from us upon request. Since we commenced investment activities on September 28, 2004, the table covers approximately eight (8) months of operations. Accordingly, the information presented may not provide a meaningful picture of our operating performance. As of July 31, 2005, approximately 90.1% of our assets were invested in MLPs and other Midstream Energy Companies.

	For the Six		For the Period
	Months Ended		September 28, 2004(1)
	May 31, 2005		through
	(unaudited)		November 30, 2004

	($ amounts in 000’s,
	except per share data)
Per Share Performance of Common Stock
Net asset value, beginning of period	$23.91		$23.70	(2)
Underwriting discounts and offering costs on the issuance of preferred stock	(0.03)		—

Income from investment operations
Net investment income/(loss)	(0.04	)(3)	0.02	(4)
Net realized and unrealized gain on investments, securities sold short, options and interest rate swap contracts	2.02	(3)	0.19	(4)

Total income from investment operations	1.98		0.21

Dividends — Preferred Stockholders
Distributions from net capital gains	(0.01)		—

Dividends — Common Stockholders
Dividends	(0.66)		—

Net asset value, end of period	$25.19		$23.91

Per share of common stock market value, end of period	$26.00		$24.90

Total investment return based on common stock market value(5)	7.26%		(0.40)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$848,342		$792,836
Ratio of expenses to average net assets, before taxes (8)	1.76	%(6)	1.20	%(6)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets	1.76	%(6)	1.08	%(6)
Ratio of expenses, excluding taxes and interest expenses, to average net assets	1.26	%(6)	—
Ratio of net investment income to average net assets, after taxes	(0.32	)%(6)	0.50	%(6)
Net increase in net assets resulting from operations to average net assets	16.13	%(6)	5.30	%(6)
Portfolio turnover rate	13.72	%(7)	11.78	%(7)
Auction Rate Senior Notes outstanding, end of period	$260,000		—
Auction Rate Preferred Stock, end of period	$75,000		—
Borrowings outstanding per share of common stock, end of period	$7.72		—
Common stock per share, excluding borrowings, end of period	$32.91		—
Asset coverage, per $1,000 of principal amount of Auction Rate Senior Notes
Series A, B and C	426.22%		—
Asset coverage, per $25,000 of liquidation value per share of Auction Rate Preferred Stock	353.19%		—
Average amount of borrowings outstanding per share of common stock during the period	$3.57	(3)	—

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 33,400,589.

(4)	Information presented relates to a share of common stock outstanding for the entire period.

(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Annualized.

(7)	Amount not annualized. Calculated based on the sales of $115,606 and $16,880, respectively, of long-term investments divided by the average long-term investment balance of $842,413 and $143,328 respectively.

(8)	For the period from September 28, 2004 through November 30, 2004, our current income tax expense was $0.8 million and we accrued $3.8 million in deferred taxes on our unrealized gains and deferred tax benefit from organizational expenses. For the first six months of this fiscal year, which began on December 1, 2004, we accrued $40.2 million in deferred taxes on our unrealized gains.

SELECTED FINANCIAL RESULTS
      The tables below review selected statement of operations items, statement of assets and liabilities items and per share net asset value and market value information. As of May 31, 2005, we had invested approximately $1,105 million in securities of MLP and other Midstream Energy Companies out of our total assets of $1,244 million. For the six months ended May 31, 2005, our net investment loss was $0.9 million, or $0.03 per share, and our net realized and unrealized gains (after a provision for income taxes) were $67.3 million, or $2.00 per share. For the fiscal year ended November 30, 2004, our net investment income was $0.6 million, or $0.02 per share, and our net realized and unrealized gains (after a provision for income taxes) were $6.1 million, or $0.18 per share. Our market value per share as of May 31, 2005 together with the dividends we paid to our stockholders on January 14, 2005 and April 15, 2005, represent a total investment return of 6.8% (not annualized) above our initial public offering price of $25.00.

	12/1/2004 -	9/28/2004 -
	5/31/2005	11/30/2004

	(unaudited)
	($ in 000s, except per
	share data)
Selected Statement of Operations Items
Income
Dividends and Distributions	$21,029	$2,210
Return of Capital	(18,212)	(1,670)

Net Dividends and Distributions	2,817	540
Interest	3,008	2,068

Total Investment Income	5,825	2,608
Net Investment Income/(Loss)	(850)	645
Net Realized Gains	2,777	414
Net Change in Unrealized Gains	64,531	5,717
Net Increase in Net Assets Applicable to Common Stockholders from Operations	66,131	6,776

	As of	As of
	5/31/2005	11/30/2004

	(unaudited)
Selected Statement of Assets and Liabilities Items
Total Investments	$1,234,071	$804,646
Total Assets	1,244,452	807,797
Total Debt	260,000	—
Preferred Stock	75,000	—
Total Net Assets	848,342	792,836

9/28/2004 -
5/31/2005

(unaudited)
Per Share Net Asset Value and Market Value Information
Net Asset Value, Beginning of Period	$25.00
Less: Initial Public Offering Expenses and Underwriting Discounts	(1.28)
Less: Underwriting Discounts and Offering Expenses on Issuance of Preferred Stock	(0.03)
Less: Net Investment Loss	(0.01)
Plus: Net Realized and Unrealized Gains	2.18
Less: Dividends Paid on Common Stock	(0.66)
Less: Dividends Paid on Preferred Stock	(0.01)

Net Asset Value, End of Period	$25.19

Market Value of Common Stock, End of Period	$26.00
Total Investment Return Based on Market Value(1)	6.8%

(1)	Not annualized. We calculate total investment return assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to our dividend reinvestment plan.

SCHEDULE OF INVESTMENTS
      Our portfolio investments, as of May 31, 2005, are shown in the following schedule. The information in the schedule is unaudited.

	No. of
Description	Shares/Units	Value

	(amounts in 000’s)
Long-Term Investments — 130.2%
Equity Investments — 129.3%
Pipeline MLP(a) — 100.8%
Atlas Pipeline Partners, L.P.	162	$6,770
Buckeye Partners, L.P.	173	7,698
Copano Energy, L.L.C.	86	2,552
Crosstex Energy, L.P.	258	9,463
Enbridge Energy Management, L.L.C.(b)	413	20,347
Enbridge Energy Partners, L.P.	1,943	100,250
Energy Transfer Partners, L.P.	4,556	143,929
Enterprise Products Partners L.P.	5,229	134,397
Enterprise Products Partners L.P.(c)	1,204	30,309
Genesis Energy, L.P.(d)	134	1,263
Hiland Partners, LP(e)	37	1,298
Holly Energy Partners, L.P.	109	4,444
Kaneb Pipe Line Partners, L.P.	614	37,675
Kinder Morgan Energy Partners, L.P.	1	67
Kinder Morgan Management, LLC(b)	2,608	116,230
Magellan Midstream Partners, L.P.	486	15,258
Magellan Midstream Partners, L.P.(c)	3,478	102,697
MarkWest Energy Partners, L.P.	193	9,307
Northern Border Partners, L.P.	620	29,522
Pacific Energy Partners, L.P.	458	14,244
Plains All American Pipeline, L.P.	921	38,885
Sunoco Logistics Partners L.P.	26	955
TC PipeLines, LP	231	7,699
TEPPCO Partners, L.P.	447	18,467
TransMontaigne Partners L.P.(e)	59	1,448

		855,174

Propane MLP — 15.8%
Ferrellgas Partners, L.P.	1,947	42,845
Inergy, L.P.	34	1,062
Inergy, L.P.(c)	2,947	90,496

		134,403

Shipping MLP — 2.4%
K-Sea Transportation Partners L.P.	70	2,344
Martin Midstream Partners L.P.	113	3,546
Teekay LNG Partners L.P.(e)	172	4,530
U.S. Shipping Partners L.P.	392	10,035

		20,455

SCHEDULE OF INVESTMENTS — (Continued)

	No. of
Description	Shares/Units	Value

	(amounts in 000’s)
Coal MLP — 1.1%
Natural Resource Partners L.P.	33	$1,931
Penn Virginia Resource Partners, L.P.	150	7,027

		8,958

Other MLP — 0.1%
Dorchester Minerals, L.P.	43	929

MLP Affiliates — 7.7%
Atlas America, Inc.(f)	127	3,968
Crosstex Energy, Inc.	417	19,072
Holly Corporation	90	3,445
Kaneb Services LLC	424	18,266
Kinder Morgan, Inc.	85	6,629
MarkWest Hydrocarbon, Inc.(d)	257	5,619
Resource America, Inc.	40	1,369
TransCanada Corporation	28	687
TransMontaigne Inc.	766	6,345

		65,400

Other Midstream Energy Companies — 1.4%
Arlington Tankers Ltd.	189	3,710
Diana Shipping Inc.	276	4,272
DryShips Inc.(e)	96	1,783
Nordic American Tanker Shipping Limited	23	932
Ship Finance International Limited	44	851

		11,548

Total Equity Investments (Cost $978,505)		1,096,867

			Principal
	Interest	Maturity	Amount
	Rate	Date	(in 000’s)

Fixed Income Investments — 0.9%
Pipeline MLP — 0.7%
Plains All American Pipeline, L.P.	7.750%	10/15/12	$5,000	5,814

MLP Affiliates — 0.2%
TransMontaigne Inc.	9.125	06/01/10	2,000	2,040

Total Fixed Income Investments (Cost $7,836)				7,854

Total Long-Term Investments (Cost $986,341)				1,104,721

Short-Term Investment — 15.3%
Repurchase Agreement — 15.3%
Bear, Stearns & Co. Inc. (Agreement dated 05/31/05 to be repurchased at $129,361), collateralized by $132,819 in U.S. Government and Agency Securities (Cost $129,350)	2.970	06/01/05	129,350	129,350

Total Investments — 145.5% (Cost $1,115,691)				1,234,071

SCHEDULE OF INVESTMENTS — (Continued)

	No. of
Description	Shares/Units	Value

	(amounts in 000’s)
Liabilities — (36.7)%
Securities Sold Short — (0.2)%
Propane MLP — (0.1)%
AmeriGas Partners, L.P.	8	$(249)
Suburban Propane Partners, L.P.	25	(825)

		(1,074)

Coal MLP — (0.1)%
Alliance Resource Partners, L.P.	7	(507)

Total Securities Sold Short (cash proceeds received $1,571)		(1,581)

Auction Rate Senior Notes — (30.7)%		(260,000)
Unrealized Depreciation on Interest Rate Swap Contracts — (0.5)%		(3,991)
Deferred Taxes — (5.2)%		(43,927)
Other Liabilities in Excess of Other Assets — (0.1)%		(1,230)

Total Liabilities		(310,729)

Preferred Stock at Redemption Value — (8.8)%		(75,000)

Net Assets Applicable to Common Stockholders — 100.0%		$848,342

(a)	Includes Limited Liability Companies or L.L.C.s.

(b)	Distributions made are paid in-kind.

(c)	Fair valued security. These securities are restricted from public sale. See Notes 2 and 6 in the accompany notes to the financial statements for further details. The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(d)	Security or a portion thereof is segregated as collateral on interest rate swap contracts and securities sold short.

(e)	Currently non-income producing; security is expected to pay distributions within the next 12 months.

(f)	Security is non-income producing.

      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors. The table below shows the number of units held, the acquisition dates, aggregate costs, fair value as of May 31, 2005, value per unit of such securities, percent of net assets and total assets which the securities comprise.

		Number of			Fair Value at		Percent of
		Units	Acquisition	Cost	05/31/05	Value Per	Net	Percent of
Partnership	Security	(in 000’s)	Date	($ in 000’s)	($ in 000’s)	Unit	Assets	Total Assets

Enterprise Products Partners, L.P.	Common Units	1,204	04/01/05	$30,000	$30,309	$25.18	3.6%	2.4%
Inergy, L.P.	Common Units	2,947	12/17/04	75,034	90,496	30.71	10.7	7.3
Magellan Midstream Partners, L.P.	Subordinated Units	3,478	04/13/05	100,007	102,697	29.53	12.1	8.3

				$205,041	$223,502		26.4%	18.0%

SCHEDULE OF INVESTMENTS — (Continued)
      At May 31, 2005, the cost basis of investments for Federal income tax purposes was $1,115,691 and the cash received on securities sold short was $1,571. At May 31, 2005, gross unrealized appreciation and depreciation of investments and securities sold short for Federal income tax purposes were as follows ($ amounts in 000’s):

Gross unrealized appreciation of investments (including securities sold short)	$120,732
Gross unrealized depreciation of investments (including securities sold short)	(2,362)

Net unrealized appreciation before tax and interest rate swap contracts	118,370
Unrealized depreciation on interest rate swap contracts	(4,144)

Net unrealized appreciation before tax	$114,226

Net unrealized appreciation after tax	$70,248

MARKET AND NET ASSET VALUE INFORMATION
      Our currently outstanding shares of common stock are, and the common stock offered by this prospectus, subject to notice of issuance, will be, listed on the NYSE. Our common stock commenced trading on the NYSE on September 28, 2004.
      Our common stock has a limited trading history and has traded both at a premium and at a discount in relation to its net asset value. Although our common stock recently has been trading at a premium to net asset value, there can be no assurance that this will continue after the offering or that our common stock will not trade at a discount in the future. The continued development of alternatives to us as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our common stock to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Market Discount From Net Asset Value Risk” on page 29.
      The following table sets forth for each of the dates indicated the closing market prices for our shares on the NYSE, the net asset value per share and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” on page 61 for information as to the determination of the Company’s net asset value.

		Net Asset	Premium/(Discount) to
Date	Market Price	Value(1)	Net Asset Value

September 28, 2004	$25.00	$23.70	5.5%
October 31, 2004	25.08	23.73	5.7
November 30, 2004	24.90	23.91	4.1
December 31, 2004	25.00	24.25	3.1
January 31, 2005	25.00	25.03	(0.1)
February 28, 2005	26.05	25.27	3.1
March 31, 2005	26.22	24.90	5.3
April 30, 2005	26.00	24.92	4.3
May 31, 2005	26.00	25.19	3.2
June 30, 2005	26.75	26.01	2.8
July 31, 2005	27.97	26.86	4.1

Source of market prices: Reuters Group PLC.

(1)	Based on our net asset value calculated on the close of business on the last business day of each prior calendar month.
      The last reported sale price, net asset value per share and percentage premium to net asset value per share of our common stock on                     , 2005 were $          , $          and           %, respectively. As of July 31, 2005, we had 33,926,098 shares of common stock outstanding and our net assets were $911.4 million.

USE OF PROCEEDS
      The net proceeds of this offering of common stock will be approximately $          ($          if the underwriters exercise the over-allotment option in full) after we pay the underwriting discounts and commissions and estimated offering costs.
      We anticipate that we will be able to invest substantially all of the net proceeds of this offering in accordance with our investment objective and policies within approximately three months after completion of this offering. Pending such investment, we anticipate investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

CAPITALIZATION
      The following table sets forth our capitalization (i) as of May 31, 2005 and (ii) as adjusted to give effect to the issuance of the common stock offered hereby (not including the over-allotment option granted to the underwriters). As indicated below, our common stockholders will bear the costs associated with this offering. All amounts below are unaudited.

	Actual	As Adjusted

	($ in 000s, except per
	share data)
LONG-TERM DEBT:
Senior Notes Series A(1)	85,000		85,000
Senior Notes Series B(1)	85,000		85,000
Senior Notes Series C(1)	90,000		90,000

TOTAL DEBT	260,000		260,000

PREFERRED STOCK:
Series D Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (3,000 shares issued and outstanding, 10,000 shares authorized)(1)	$75,000		$75,000

COMMON STOCKHOLDERS EQUITY:
Common stock, $0.001 par value per share, 199,990,000 shares authorized (33,676,442 shares issued and outstanding as of May 31, 2005; [ ] shares issued and outstanding as adjusted(2))(1)	$34	$
Paid-in capital	797,382
Distributions in excess of net investment loss, net of income taxes	(22,513)
Accumulated realized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	3,191
Net unrealized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	70,248

Net assets applicable to common stockholders	$848,342	$

(1)	We do not hold any of these outstanding securities for our account.

(2)	This does not include shares that may be issued in connection with the underwriters’ over-allotment option.

RISK FACTORS
      Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential common stockholder should consider before deciding whether to invest in our common stock offered hereby. For additional information about the risks associated with investing in our common stock, see “Our Investments” in our statement of additional information.
Limited Operating History
      We are a non-diversified, closed-end management investment company that began operations on September 28, 2004. Being a company with a limited operating history, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.
Investment and Market Risk
      An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest will affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our dividends. We are primarily a long-term investment vehicle and should not be used for short-term trading.
Energy Sector
      Certain risks inherent in investing in MLPs and other Midstream Energy Companies include the following:
      Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs and other Midstream Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of MLPs and other Midstream Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.
      Depletion and Exploration Risk. Many MLPs and other Midstream Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.
      Regulatory Risk. MLPs and other Midstream Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Midstream Energy Companies.
      Commodity Pricing Risk. The operations and financial performance of MLPs and other Midstream Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Midstream Energy Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Midstream Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
      Acquisition Risk. The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in adjusted operating surplus per unit. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.
      Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.
      MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and like Treasury bonds, the prices of MLP securities typically decline when interest rates rise. Because we will principally invest in MLP equity securities, our investment in such securities means that the net asset value and market price of our common stock may decline if interest rates rise.
      Affiliated Party Risk. Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
      Catastrophe Risk. The operations of MLPs and other Midstream Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other Midstream Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.
      Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect MLP and other Midstream Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
      MLP Risks. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.
MLPs and Other Midstream Energy Company Risk
      MLPs and other Midstream Energy Companies are also subject to risks that are specific to the industry they serve.
      MLPs and other Midstream Energy Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
      MLPs and other Midstream Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
      MLPs and other Midstream Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.
Cash Flow Risk
      A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Tax Risks
      Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP and other Midstream Energy Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.
      Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the MLPs in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of dividends received by our common stockholders. Recently enacted legislation reduces the tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.
      Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.
      We will accrue deferred income taxes for our future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon our sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.
      Deferred Tax Risks of Investing in our Common Stock. A reduction in the percentage of a distribution offset by tax deductions or an increase in our portfolio turnover will reduce that portion of our common stock dividend treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax dividends to our common stockholders. See the “Tax Matters” section at page 69 in this prospectus and also in our statement of additional information.
Delay in Use of Proceeds
      Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents or other securities. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds” at page 23.

Equity Securities Risk
      MLP common units and other equity securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP units and other equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. Also, while not precise, the price of I-Shares and their volatility tend to correlate to the price of common units.
      Certain of the MLPs and other Midstream Energy Companies in which we invest have comparatively smaller capitalizations than other companies. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.
Market Discount From Net Asset Value Risk
      Our common stock has a limited trading history and has traded both at a premium and at a discount to our net asset value. The public offering price for the common stock offered by this prospectus represents a           % premium over our per share net asset value on                     , 2005; however, there is no assurance that this premium will continue after this offering or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock will depend entirely upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of dividends or distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the public offering price.
Leverage Risk
      The issuance of senior debt securities and preferred stock, including Senior Notes and ARP Shares, represents the leveraging of our common stock. Leverage creates an opportunity for an increased return to our common stockholders, but it is a speculative technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with leverage proceeds or other borrowed funds exceed the costs of the leverage, the use of leverage could cause us to lose money. On March 28, 2005, we issued three series of Senior Notes, auction rate senior notes due in 2045, in an aggregate principal amount of $260,000,000. On April 12, 2005, we issued ARP Shares, auction rate preferred stock with a liquidation preference of $25,000 per share, in an aggregate amount of $75,000,000. As of July 31, 2005, the weighted average interest rate on the Senior Notes was 3.24% and the dividend rate on the ARP Shares was 3.41%. These interest rates and dividend rates do not include the effect of our outstanding interest rate swap agreement as of July 31, 2005 (weighted average rate of 4.42% on a notional amount of $250 million). When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

      Our common stockholders bear the costs of leverage, including outstanding Senior Notes, through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of Senior Notes or any preferred stock that we may issue, do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior debt securities or preferred stock by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Senior Notes, preferred stock or other senior securities and could reduce cash available for distributions on common stock. The Senior Notes are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.
      Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends paid on the preferred stock may reduce the returns to our common stockholders or result in fluctuations in the dividends paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.
      The funds borrowed pursuant to a leverage borrowing program (such as the Senior Notes, a credit line or commercial paper program), or obtained through the issuance of shares of preferred stock, constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by us under a leverage borrowing program are senior to the rights of holders of common stock and preferred stock, with respect to the payment of dividends or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any leverage borrowing program. In addition, we may not be permitted to pay dividends on common stock unless all dividends on the preferred stock and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in our being subject to covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay dividends and other distributions on common stock in certain instances. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred stock or other Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.
      While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

      Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock — Preferred Stock” at page 62.
Liquidity Risk
      Although common units of MLPs and common stocks of other Midstream Energy Companies trade on the New York Stock Exchange (“NYSE”), American Stock Exchange (“AMEX”), and the NASDAQ Stock Market (“NASDAQ”), certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, Kayne Anderson is one of the largest investors in our investment sector. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.
      We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
      Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.
Non-Diversification Risk
      We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities we hold. As of July 31, 2005, we held investments in 47 issuers.
      Under normal market conditions, we intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies. There currently are 35 publicly traded MLPs (partnerships) which operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.
      As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.
      As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.
Valuation Risk
      Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs or interests in private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. In addition, we will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates or assumptions, our net asset value would likely fluctuate. See “Net Asset Value” at page 60.
Interest Rate Risk
      Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields of equity and debt securities of MLPs are susceptible in the short-term to fluctuations in interest rates and, like Treasury bonds, the prices of these securities typically decline when interest rates rise. Accordingly, our net asset value and the market price of our common stock may decline when interest rates rise. Further, rising interest rates could adversely impact the financial performance of Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.
      Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.
Portfolio Turnover Risk
      We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest have historically made cash distributions to limited partners, the substantial portion of which would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, most of the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on gains. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting gains, and the cash available to us to pay dividends to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock dividends being treated as income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Kayne Anderson MLP Investment Company — Investment Practices — Portfolio Turnover” at page 50 and “Tax Matters” at page 70.
Derivatives Risk
      We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.
      Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.
      We segregate liquid assets against or otherwise cover our future obligations under such swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, do not exceed 30% of our total assets. In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of such Leverage Instruments) is at least 300% of the principal amount of such Leverage Instruments. In other words, the principal amount of such Leverage Instruments may not exceed 33 1/3% of our total assets.
      The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with any use by us of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock in the event that the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.
      Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.
Short Sales Risk
      Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.
      Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.
Inflation Risk
      Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and dividends can decline.
Debt Securities Risks
      Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.
      Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.
      Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.
      Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default;

potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.
      In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies” in our statement of additional information.
      For a description of the ratings categories of certain rating agencies, see Appendix A to our statement of additional information.
Competition Risk
      At the time we completed our initial public offering in September 2004, we were one of the few publicly traded investment companies offering access to a portfolio of MLPs and other Midstream Energy Companies. There are now a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of MLPs and other Midstream Energy Companies. In addition, recent tax law changes have increased, and future tax law changes may again increase, the ability of mutual funds and other regulated investment companies or other institutions to invest in MLPs. These competitive conditions may positively impact MLPs in which we invest, but may also adversely impact our ability to make desired investments in the MLP market.
Management Risk; Dependence on Key Personnel of Kayne Anderson
      Our portfolio is subject to management risk because it is actively managed. Kayne Anderson applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.
      We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser” at page 56. We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson
      Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.
      Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.
      Kayne Anderson manages Kayne Anderson Energy Total Return Fund, Inc., a closed end investment company listed on the New York Stock Exchange under the ticker “KYE,” and several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.
      Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.
      Under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities. We and Kayne Anderson have applied to the SEC for exemptive relief to permit us to co-invest in Midstream Energy Company private placements with Affiliated Funds or other registered investment companies managed by Kayne Anderson. If our application is granted, we may co-invest in such opportunities with such entities on the basis of the suitability of and capital available for the investment, subject to certain conditions. We cannot assure you that the requested relief will be granted by the SEC. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Unless and until we obtain an exemptive order, Kayne Anderson will allocate private investment opportunities among its clients, including us, based on its allocation policies.
      The investment management fee paid to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of

Kayne Anderson, our Board of Directors and its Valuation Committee, and a third-party valuation firm will participate in the valuation of our securities. See “Net Asset Value” at page 61.
Certain Affiliations
      Kayne Anderson is affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of this offering, we will be precluded from effecting principal transactions with brokers who are members of the syndicate. KA Associates, Inc. may be a member of the selling group for this offering. See “Underwriting” at page 74.
Anti-Takeover Provisions
      Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock” at page 63.

FORWARD-LOOKING STATEMENTS
      Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our statement of additional information. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.
      The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest.
      We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to us.

DIVIDENDS
      We paid dividends to our common stockholders on January 14, 2005, April 15, 2005 and July 15, 2005 in the amounts of $0.25, $0.41 and $0.415 per share, respectively. We intend to continue to pay quarterly dividends to our common stockholders, funded in part by our cash and other income from investments. Our cash and other income from investments is the amount received by us as cash or paid-in-kind distributions from MLPs or other Midstream Energy Companies, interest payments received on debt securities owned by us and other payments on securities owned by us, less current or anticipated operating expenses, current (but not deferred) taxes on our taxable income, and our leverage costs. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a significant portion of our dividends will be paid from sources other than our current or accumulated earnings, income or profits. The portion of the dividend which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters” at page 70.
      Our quarterly dividends are authorized by our Board of Directors out of funds legally available therefor. There is no assurance we will continue to pay regular dividends or that we will do so at a particular rate.
      All of our realized capital gains, if any, net of applicable taxes, and any cash and other income from investments not distributed as a dividend will be retained by us. Unless you elect to receive your common stock dividends in cash, they will automatically be reinvested into additional common stock pursuant to our Dividend Reinvestment Plan.
      The 1940 Act generally limits our long-term capital gain distributions to one per year, although under some circumstances Section 19(b) and Rule 19b-1 of the 1940 Act allow us up to three distributions per year that we may designate in whole or in part as capital gain distributions. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). We intend to apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to the ARP Shares and any shares of preferred stock that we may issue in the future in accordance with such shares’ terms. We cannot assure you that the requested relief will be granted by the SEC in a timely manner, if at all.

DIVIDEND REINVESTMENT PLAN
      If your common stock is registered directly with us or if you hold your common stock with a brokerage firm that participates in our Dividend Reinvestment Plan, unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Agent, American Stock Transfer & Trust Company, in additional common stock under the Dividend Reinvestment Plan (the “Plan”). If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, as dividend paying agent.
      If you decide to participate in the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.

(2) If our common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for our common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by us. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
      You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as we and the Plan Agent may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
      The Plan Agent maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.
      There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
      Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See “Tax Matters” at page 70.
      If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
      There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. We also reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038.

INVESTMENT OBJECTIVE AND POLICIES
      Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.
      The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	Under normal market conditions, we intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we intend to invest up to 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	We may issue or use Leverage Instruments in an aggregate amount up to 30% of our total assets inclusive of such Leverage Instruments.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.
      Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.
About Kayne Anderson
      Kayne Anderson Capital Advisors, L.P. is our investment adviser, responsible for implementing and administering our investment strategy. The business of Kayne Anderson was begun in 1984 by its founders, Richard Kayne and John Anderson, with the same philosophy it follows today of investing for absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process. Its investment strategies seek to identify and exploit investment niches that it believes are less well understood and generally not followed by the broader investor community. As of July 31, 2005, Kayne Anderson managed approximately $4.8 billion, including approximately $2.4 billion in MLPs and other Midstream Energy Companies Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson’s knowledge of and relationships within the MLP market enables it to identify and take advantage of both public and private MLP investment opportunities.

      Kayne Anderson’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey. Mr. McCarthy, our Chief Executive Officer, focuses on our private investments. Mr. Frey focuses on our investments in publicly traded securities of MLPs and other Midstream Energy Companies.
      Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was global head of energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000.
      Messrs. McCarthy and Frey draw on the research and analytical support of David LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott. Mr. LaBonte recently joined Kayne Anderson from Citigroup’s Smith Barney subsidiary, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Messrs. Kayne and Sinnott have approximately 70 years of combined investment experience and have been principally responsible for executing Kayne Anderson’s energy industry investments in general, and its private investments in MLPs, in particular. Other professionals contributing to the management of our portfolio include Richard J. Farber, James C. Baker, Sumit Mathai and Stephen Smith.
      We believe that Kayne Anderson is particularly qualified and positioned both to identify appropriate publicly traded market MLP investment opportunities and to source and structure private investments in MLPs due to the following:

Substantial MLP Market Knowledge and Industry Relationships. Through its activities as a leading investor in MLP securities, Kayne Anderson has developed broad expertise and important relationships with industry managers in the MLP sector. We believe that Kayne Anderson’s industry knowledge and relationships enable us to capitalize on opportunities to source investments in MLPs that may not be readily available to other investors. Such investment opportunities include purchasing larger blocks of limited partner interests, often at discounts to market prices, non-controlling general partner interests and positions in companies expected to form an MLP. We believe that Kayne Anderson’s substantial MLP market knowledge provides it with the ability to recognize long-term trends in the industry and to identify differences in value among individual MLPs, which abilities benefit our portfolio of public investments in MLPs and other Midstream Energy Companies.

Extensive Transaction Structuring Expertise and Capability. Kayne Anderson has industry-leading experience identifying and structuring investments in MLP securities. This experience, combined with Kayne Anderson’s ability to engage in regular dialogue with industry participants and other large holders of MLP securities to better understand the capital needs of prospective portfolio companies, give it an advantage in structuring transactions mutually attractive to us and the portfolio company. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector. These investments may include purchases of subordinated units, restricted common units or general partner interests.

Ability to Trade Efficiently in a Relatively Illiquid Market. We believe that Kayne Anderson’s ability to generate favorable returns on public investments in MLPs is aided by its substantial experience actively trading MLPs and similar securities. Through its affiliated broker-dealer, Kayne Anderson maintains its own trading desk, providing it with the ability to understand day-to-day market conditions for MLP securities, which have historically been characterized by lower daily trading volumes than comparable corporate equities. We believe that Kayne Anderson’s direct equity market access enables it to make better informed investment decisions and to execute its investment strategy with greater efficiency.
Investment Process
      Kayne Anderson seeks to identify securities that offer a combination of quality, growth and yield intended to result in superior after-tax total returns over the long term. Kayne Anderson’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, Kayne Anderson generally looks for, among other things, a strong record of distribution or dividend growth, solid ratios of debt to equity and debt to cash flow, appropriate coverage ratios with respect to distributions to unit holders, attractive incentive distribution structures and a respected management team. Based on these and other considerations, Kayne Anderson assesses an issuer’s future business prospects, strategy and expected financial performance in making an investment decision.
      A portion of the publicly traded securities in our portfolio is comprised of a set of longer-term core holdings reflecting Kayne Anderson’s views of issuer fundamentals based on the application of the selection process described above. The balance of the portfolio’s publicly traded securities will consist of shorter-term investments reflecting Kayne Anderson’s views of the anticipated impact of near-term catalysts, such as pending equity issuances, pending acquisitions, rating agency actions, research analyst commentary and other issuer-specific developments.
      Kayne Anderson has completed numerous transactions with both public and private companies in various forms, including secured debt, convertible preferred and direct equity investments. Its private equity strategy is to assist management owners of growth companies realize their full potential by providing flexible financing to help execute their expansion plans. Kayne Anderson seeks to pursue opportunities to make negotiated direct investments in issuers where its analysis indicates a need for additional capital. It also seeks opportunities to purchase outstanding securities on favorable terms from holders who have a desire, but a limited ability, to monetize their holdings. Kayne Anderson identifies potential private investments through its dialogue with management teams, members of the financial community and energy industry participants with whom Kayne Anderson’s investment professionals have long-term relationships. These investments generally include restricted public securities (such as public securities subject to a lock-up period), private securities of public companies with registration rights, private securities of public companies with no conversion or registration rights, and private securities of privately held companies.
Market Opportunity
      We invest principally in MLPs. We believe that this strategy offers an opportunity for attractive risk-adjusted returns based on several characteristics of MLPs, including the following:

•	MLPs provide steady distributions with attractive growth profiles. During the period from January 1, 1998 through December 31, 2004, publicly-traded energy-related master limited partnerships provided an average annual yield of 8.5%. Additionally, during that same time period, distributions from these master limited partnerships increased at a compounded average annual rate of 6.6%. Currently, these master limited partnerships provide a 6.2% average yield. This information is for the energy-related master limited partnerships that were traded publicly as of July 31, 2005 (35 partnerships), and is derived by us from financial industry databases and public filings. We believe that current market conditions are conducive for continued growth in distributions. However, there can be no assurance that these levels will be maintained in the future.

•	MLPs operate strategically important assets that typically generate stable cash flows. MLPs operate in businesses that are necessary for providing consumers with access to energy resources. We believe that due to the fee-based nature and long-term importance of their midstream energy assets, MLPs typically generate stable cash flows throughout economic cycles. Additionally, certain businesses operated by MLPs are regulated by federal and state authorities that ensure that rates charged are fair and just. In most cases, such regulation provides for highly predictable cash flows.

•	The MLP midstream energy sector has high barriers to entry. Due to the high cost of constructing midstream energy assets and the difficulty of developing the expertise necessary to comply with the regulations governing the operation of such assets, the barriers to enter the midstream energy sector are high. Therefore, currently existing MLPs with large asset bases and significant operations enjoy a competitive advantage over other entities seeking to enter the sector.

•	Due to a lack of broad institutional following and limited retail focus, the MLP market experiences inefficiencies which can be exploited by a knowledgeable investor. Historically, there have been potential adverse consequences of MLP ownership for many institutional investors, including regulated investment companies. Further, because MLPs generate unrelated business taxable income (“UBTI”), typically they are not held by tax-exempt investors such as pension plans, endowments, employee benefit plans, or individual retirement accounts. Also, income and gains from MLPs are subject to the Foreign Investment in Real Property Tax Act (“FIRPTA”), limiting the investment by non-U.S. investors in the sector. As a result, MLPs are held predominantly by taxable U.S. retail investors. Further, due to the limited public market float for MLP common units and tax-reporting burdens and complexities associated with MLP investments, MLPs appeal only to a segment of such retail investors. Due to this limited, retail-oriented focus, the market for MLPs can experience inefficiencies which can be exploited by a knowledgeable investor.
      We believe that the attractive characteristics of MLPs are further supported by the positive dynamics currently affecting the midstream energy sector, including the following:

•	MLPs are well-positioned to capitalize on the ongoing divestitures of midstream energy assets. As major oil and gas companies continue to focus on international opportunities and core exploration and production activities, such companies continue to sell many of their North American midstream energy assets. Additionally, certain utilities and energy merchants are selling their midstream energy assets, in part to improve their credit profiles. MLPs, as tax pass-through entities, have cost of capital advantages over corporate purchasers. As a result, MLPs have been active acquirors of midstream energy assets over the last several years. We believe this large pool of midstream energy assets should provide MLPs with significant acquisition opportunities to augment their internal growth prospects.

•	Many MLPs have significant available capacity which allows them to benefit disproportionately from a growing economy. As the overall economy expands, energy demand increases and in certain cases, rates for assets owned by MLPs increase. Many of the MLPs in which we intend to invest have significant additional available operating capacity. As a result, these MLPs benefit from significant economies of scale and can expand production at relatively low cost levels. Small increases in energy demand can result in significant growth in the distributable cash flows for such MLPs. We believe this internal growth is an important component of MLPs’ ability to increase distributions.
How does an investment in our common stock compare with direct investment in MLPs?
      We are intended to be an efficient vehicle for investing in a portfolio comprised principally of MLP equity securities. We believe that an investor in our common stock will benefit from Kayne Anderson’s investment experience, market knowledge and relationships, as well as a number of portfolio and tax features that would not be available if such investor were to make investment directly in MLPs, including some or all of the following:

•	We provide, through a single investment vehicle, an investment in a portfolio of securities issued by MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we intend to invest up to 50% (but not more than 60%) of our total assets in private investments in MLPs. We believe that we can make private purchases of securities at discounts or with other beneficial terms. Such investment opportunities are typically only available to a limited number of knowledgeable investors with a large amount of capital available for investment in any particular security or issuer.

•	Our common stockholders will receive a single tax reporting statement (on Form 1099) and will only be required to file income tax returns in states in which they would ordinarily file. In contrast, a person who invests directly in MLPs receives a statement of partnership items (on Schedule K-1) from each MLP owned and may be required to file income tax returns in each state in which such MLPs generate income.

•	Our common stock dividends are treated as qualifying income for each of our common stockholders that is an investment company (including mutual funds) that have elected to be taxed as regulated investment companies. Subject to certain holding period requirements, corporate investors in our common stock generally will be entitled to dividends-received deduction treatment on our dividends.

•	Our common stock dividends will be excluded from treatment as UBTI (except for those stockholders who debt-finance the purchase of our common stock). Accordingly, tax-exempt investors, including pension plans, employee benefit plans and individual retirement accounts, will not have UBTI upon receipt of dividends from us, whereas a tax-exempt limited partner’s allocable share of income of an MLP is generally treated as UBTI.
      Unlike MLPs, we are obligated to pay federal and state tax with respect to our income, thereby subjecting our income to a double layer of taxation upon distribution to our taxable common stockholders. However, the types of MLPs in which we invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners, due to a variety of factors, including significant non-cash deductions, such as depreciation. If the cash distributions exceed the taxable income reported in a particular tax year, such excess cash distributions would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis, and our basis in our MLP units would be decreased by the amount of such excess, which would potentially increase our taxable gain upon any subsequent sale of our MLP units. For federal income tax purposes, unlike individuals, who are generally subject to a maximum long-term capital gains rate of 15% under current law, we will be taxed upon any recognized long-term capital gains at the same rate our ordinary income is taxed (generally 35%). See “Tax Matters” at page 70. Like other investment companies, our common stockholders will bear our operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.
Description of MLPs
      Master Limited Partnerships. MLPs are limited partnerships, the partnership units of which are listed and traded on a U.S. securities exchange. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
      MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
      MLPs in which we invest are currently classified by us as pipeline MLPs, propane MLPs and coal MLPs.

•	Pipeline MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.
      For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.
Our Portfolio
      At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

      Equity Securities of MLPs. The table below summarizes the features of equity securities of MLPs, including common units, subordinated units, I-Shares and general partner interests, and a further discussion of these securities follows:

		SUBORDINATED		GENERAL PARTNER
	COMMON UNITS	UNITS	I-SHARES	INTERESTS

VOTING RIGHTS	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights	Typically Board participation; votes on MLP operating strategy and direction

DISTRIBUTION PRIORITY	First right to minimum quarterly distribution (‘MQD”) specified in partnership agreement; arrearage rights	Second right to MQD; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares	Same as common units; entitled to incentive distribution rights

DISTRIBUTION RATE	Minimum as set in partnership agreement; participate pro rata with subordinated unit holders after MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units	Participate pro rata partly with common units and partly with subordinated units up to MQD; entitled to incentive distribution at target levels above MQD

TRADING	Listed on NYSE, AMEX and NASDAQ	Typically not publicly traded	Listed on NYSE	Typically not publicly traded; can be owned by publicly traded entity

TAXES	Ordinary income to the extent of taxable income allocated to holder; tax-free return of capital thereafter to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced	Ordinary income to extent that (1) taxable income is allocated to holder (including all incentive distributions) and (2) tax depreciation is insufficient to cover fair market value depreciation owed to limited partners

INVESTORS	Primarily retail	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as us	Primarily institutional	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as us

LIQUIDATION PRIORITY	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)	Pro rata with limited partners

CONVERSION RIGHTS	Not applicable	One-to-one ratio into common units	None	None

      MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
      MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as us. We expect to purchase subordinated units directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.
      MLP subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
      I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the NYSE.
      General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
      Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions. We intend to invest in securities of MLP affiliates as part of our investment in Midstream Energy Companies. MLP affiliates include entities that own general partner interests or, in some cases, subordinated units, registered or unregistered common units or other limited partner interests in an MLP.
      Securities of Private Companies. Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.
      Debt Securities. The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch Ratings, B3 by Moody’s Investors Service, Inc., a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.
      Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of managing securities of this type. Kayne Anderson will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.
      Temporary Defensive Position. During periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.
Investment Practices
      Hedging and Other Risk Management Transactions. We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.
      We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the effective yield paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Derivatives Risk” at page 33 in the prospectus and “Investment Policies” in our SAI for a more complete discussion of these transactions and their risks.
      We may also short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times.
      See “Risk Factors — Short Sales Risk” at page 34.
      Use of Arbitrage and Other Strategies. We may use various arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs or between MLPs and their affiliates; write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio; or, purchase call options or enter into swap contracts to increase our exposure to MLPs; or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same company. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Short Sales Risk” at page 34.
      We may write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio. We will not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We do not anticipate that these strategies will comprise a substantial portion of our investments. See “Risk Factors — Derivatives Risk” at page 33.
      We may engage in short sales. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 5% of our total assets. See “Risk Factors — Short Sales Risk” at page 34.
      Portfolio Turnover. We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay dividends to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock dividends being treated as income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters” at page 70.

USE OF LEVERAGE
      We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of preferred stock, commercial paper or notes and other forms of borrowing, in an aggregate amount that is not expected to exceed 30% of our total assets, inclusive of such financial leverage. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to Senior Notes, and would be junior in liquidation and distribution rights to ARP Shares, if issued.
      On March 28, 2005, we issued three series of Senior Notes, auction rate senior notes due in 2045, in an aggregate principal amount of $260,000,000. The aggregate principal amount of the Senior Notes represented approximately 19.2% of our total assets as of July 31, 2005. The Senior Notes are rated “Aaa” and “AAA” by Moody’s and Fitch, respectively.
      On April 12, 2005, we issued the ARP Shares, auction rate preferred stock with a liquidation preference of $25,000, in an aggregate amount of $75,000,000. The aggregate amount of the ARP Shares represented approximately 5.6% of our total assets as of July 31, 2005. The ARP Shares are rated “Aa” and “AA” by Moody’s and Fitch, respectively.
      We expect to invest the net proceeds derived from any use or issuance of Leverage Instruments according to the investment objective and policies described in this prospectus. ARP Shares pay adjustable rate dividends based on shorter-term interest rates, which are redetermined periodically by an auction process. The adjustment period for preferred stock dividends could be as short as one day or as long as a year or more. So long as our portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument after taking our related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged.
      Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the dividends paid by us on our common stock. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to us), our total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, Kayne Anderson in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return. Under normal market conditions, we anticipate that we will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to us), which would enhance returns to our common stockholders. The fees paid to Kayne Anderson will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use a leveraged capital structure. Consequently, we and Kayne Anderson may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of leverage and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Leverage Risk” at page 29.
      The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, we, immediately after any such borrowings, must have an

“asset coverage” of at least 300% (33 1/3% of our total assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by us.
      The rights of our lenders to receive interest on and repayment of principal of any such borrowings will be senior to those of our common stockholders, and the terms of any such borrowings may contain provisions which limit certain of our activities, including the payment of dividends to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that we elect to be treated as a regulated investment company, such provisions would impair our status as a regulated investment company under the Internal Revenue Code. Subject to our ability to liquidate our relatively illiquid portfolio, we intend to repay the borrowings. Any borrowing will likely be ranked senior or equal to all of our other existing and future borrowings.
      Certain types of borrowings may result in us being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Kayne Anderson from managing our portfolio in accordance with our investment objective and policies.
      Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of our total assets). In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, the value of our total assets is at least 200% of such liquidation value. If we issue preferred stock, we intend, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends and other distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our Directors will be elected by the holders of preferred stock as a class. Our remaining Directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our Directors.
      We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Kayne Anderson MLP Investment Company — Our Portfolio — Temporary Defensive Position” at page 49.
Effects of Leverage
      The interest rates and dividend rates payable by us on the Senior Notes and ARP Shares vary based on auctions normally held every seven (7) days for Senior Notes Series A and Series B, and the Series D ARP Shares, and every twenty-eight (28) days for Senior Notes Series C. As of July 31, 2005, the interest rates payable on the Senior Notes were as follows: Senior Notes Series A, 3.10%; Senior Notes Series B, 3.24%;

Senior Notes Series C, 3.38%. As of July 31, 2005, the dividend rate for the ARP Shares was 3.41%. Under the terms of the outstanding interest rate swap agreements as of July 31, 2005, we are obligated to pay a weighted average rate of 4.42% on a notional amount of $250 million. Assuming that our leverage costs remain as described above including the effect of the outstanding interest rate swaps (an average annual cost of 3.96%), the income generated by our portfolio as of July 31, 2005 (net of our estimated related expenses) must exceed 0.99% in order to cover such payments. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.
      The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors” at page 25. The table further reflects the issuance of Leverage Instruments representing 30% of our total assets, net of expenses, and our current leverage costs of 3.96% (including the effect of the outstanding interest rate swaps).

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(16.0)%	(8.8)%	(1.7)%	5.4%	12.6%
      Common stock total return is composed of two elements: common stock dividends paid by us (the amount of which is largely determined by our net investment income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT
Directors and Officers
      Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by Kayne Anderson. Our Board currently consists of five Directors. As indicated, a majority of our Board consists of Directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors”. The Board of Directors elects our officers, who serve at the Board’s discretion. The following table includes information regarding our Directors and officers, and their principal occupations and other affiliations during the past five years. The address for all Directors and officers is 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067. All of the Directors currently serve on the board of directors of Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company registered under the 1940 Act that is advised by Kayne Anderson.

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Independent Directors
Anne K. Costin(1) (born 1950)	Director	3-year term/served since July 2004	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York City. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. From July 2003 to her retirement, she held the position of Managing Director and, for the 3 years prior to July 2003, she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson Energy Total Return Fund, Inc.
Steven C. Good (born 1942)	Director	2-year term/ served since July 2004	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson Energy Total Return Fund, Inc.; Arden Realty, Inc.; OSI Systems, Inc.; and Big Dog Holdings, Inc.
Terrence J. Quinn (born 1951)	Director	3-year term/served since July 2004	Mr. Quinn is Chairman and CEO of Total Capital Corp., a start-up specialty commercial finance company. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry.	Kayne Anderson Energy Total Return Fund, Inc.

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Gerald I. Isenberg (born 1940)	Director	3-year term/served since June 2005	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non-governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds(2). From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	Kayne Anderson Energy Total Return Fund, Inc.; Partners for Development.
Interested Director And Officers
Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	2-year term as a director, elected annually as an officer/served since July 2004	Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson since June 2004. From November 2000 to May 2004, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds.	Kayne Anderson Energy Total Return Fund, Inc.; Range Resources Corporation.
Ralph Collins Walter (born 1946)	Chief Financial Officer and Treasurer	elected annually/served since inception	Mr. Walter has served as the Chief Operating Officer and Treasurer of Kayne Anderson since 2000. Before joining Kayne Anderson, he was the Chief Administrative Officer at ABN AMRO Inc., the U.S.-based, investment-banking arm of ABN-AMRO Bank.	Knox College
David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	elected annually/served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None
J.C. Frey (born 1968)	Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/served since June 2005	Mr. Frey has served as a Senior Managing Director of Kayne Anderson since 2004 and as a Managing Director since 2001. Mr. Frey has served as a Portfolio Manager of Kayne Anderson since 2000 and of Kayne Anderson MLP Investment Company since 2004. From 1998 to 2000, Mr. Frey was a Research Analyst at Kayne Anderson.	None

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

James C. Baker (born 1972)	Vice President	Elected annually/served since June 2005	Mr. Baker has been a Managing Director of Kayne Anderson December 2004. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Prior to that, Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated.	None

(1)	Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of Kayne Anderson MLP Investment Company, as defined in the 1940 Act, during and until the completion of this offering and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, may be deemed an affiliate of Kayne Anderson.

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with Kayne Anderson, our investment adviser.

      Under our Charter, our Directors are divided into three classes. Each class of Directors will hold office for a three year term. However, the initial directors of the three classes have initial terms of one, two and three years, respectively, and the initial directors will hold office until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our statement of additional information.
Investment Adviser
      Kayne Anderson is our investment adviser. Kayne Anderson also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. Kayne Anderson is a California limited partnership and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984. It has invested in MLPs since 1998.
      Kayne Anderson’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber, James C. Baker and Stephen Smith.
      Kevin S. McCarthy is our Chief Executive Officer. He is also the Chief Executive Officer of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) and a Senior Managing Director of Kayne Anderson. Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was global head of energy. From November 2000 to May 2004, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. Mr. McCarthy was with UBS Securities from 2000 to 2004. From July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
      J.C. Frey is a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
      Richard A. Kayne is Chief Executive Officer of Kayne Anderson, its affiliated investment adviser, Kayne Anderson Rudnick Investment Management, LLC, and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.
      Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.
      David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the areas of MLPs and other Midstream Energy Company investments. Mr. LaBonte recently joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, he was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.
      Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the MLP area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.

      James C. Baker is a Managing Director of Kayne Anderson, providing analytical support in the MLP area. He also serves as our Vice President and as Vice President of KYE. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.
      Stephen Smith is a Managing Director of Kayne Anderson. Mr. Smith provides analytical support in the MLP area and is responsible for client relations. Mr. Smith joined Kayne Anderson in 2002. From 2000 to 2002, Mr. Smith was an Associate with Goldman, Sachs, Inc.’s Telecommunications, Media and Entertainment investment banking group. In 1999, he was a summer associate in corporate finance with Salomon Smith Barney while attending graduate business school. From 1997 to 1998, Mr. Smith was an analyst with Kayne Anderson. He received a BBA degree in Marketing and Finance from the University of Texas at Austin in 1993 and an MBA degree in Finance from UCLA’s Anderson School of Management in 2000.
      Sumit Mathai is a research analyst responsible for MLPs and other Midstream Energy Company securities. Prior to joining Kayne Anderson in 2004, Mr. Mathai was an associate with Citicorp in the Energy Global Relationship Bank and an analyst with Salomon Smith Barney in Energy Investment Banking and Acquisition Finance from 1997 to 2004. In 1997, Mr. Mathai was an analyst with Coastal Power Corporation focusing on greenfield power projects and acquisitions in South Asia. Mr. Mathai received a BA degree in Economics in 1997 and an MBA degree in 2004, both from Rice University.
      Our statement of additional information provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.
      Kayne Anderson’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.
Investment Management Agreement
      Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and Kayne Anderson, we pay Kayne Anderson a basic management fee at an annual rate of 1.75% of our average total assets, adjusted upward or downward (by up to 1.00% of our average total assets), depending on the extent to which, if any, our investment performance for the relevant performance period exceeds or trails our “Benchmark” over the same period. Our Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Our Benchmark for the 12-month period ended July 31, 2005 was 38.6%.

      The following table indicates the performance of the Standard & Poor’s 400 Utilities Index since its inception in 1995:

		Benchmark
		(Standard & Poor’s
	Standard & Poor’s	400 Utilities Index
Year	400 Utilities Index	plus 6.00%)

1995	31.3%	37.3%
1996	9.2%	15.2%
1997	29.6%	35.6%
1998	7.6%	13.6%
1999	(11.7)%	(5.7)%
2000	55.9%	61.9%
2001	(9.3)%	(3.3)%
2002	(11.5)%	(5.5)%
2003	26.2%	32.2%
2004	18.9%	24.9%

Average annual return, 1995 to 2004	14.6%	20.6%

Source: Bloomberg.

(1)	Returns for the period shown are annualized estimates.
      Calculation of the Performance Adjustment to the Management Fee. Each 0.01% of difference of our performance compared to the performance of the Benchmark is multiplied by a performance adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). Thus, an annual excess performance difference of 5.00% or more between our performance and the Benchmark would result in an annual maximum performance adjustment of 1.00%. This formula requires that our performance exceed the performance of the Benchmark before any upward adjustment is made to the management fee. If our performance is below the performance of the Benchmark, the management fee would be adjusted downward.
      Here are examples of how the adjustment would work (using annual rates):

	Benchmark
	(Standard & Poor’s	Basic	Performance	Total
Performance of our	400 Utilities Index	Management	Fee	Management
Portfolio (1)	plus 6.00%)	Fee	Adjustment	Fee

20.00% or higher	15.00%	1.75%	1.00%	2.75%
18.00%	15.00%	1.75%	0.60%	2.35%
15.00%	15.00%	1.75%	0.00%	1.75%
12.00%	15.00%	1.75%	(0.60)%	1.15%
10.00% or lower	15.00%	1.75%	(1.00)%	0.75%

(1)	We calculate our performance for a given period on a per share basis as a fraction, the numerator of which is the sum of (W) our net asset value at the end of the period minus our net asset value at the beginning of the period, (X) any dividends or distributions paid by us during the period, (Y) taxes paid during or accrued (on a net basis) for the period, and (Z) management fees paid for the period, and the denominator of which is our net asset value at the beginning of the period.
      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. Until we have completed our first full fiscal year, for purposes of calculating the performance adjustment, our initial net asset value is calculated net of the underwriting discount of our initial public offering of common stock.

      Because the performance adjustment is based on a comparison of our performance with the Benchmark, the controlling factor (regarding such adjustment) is not whether our performance is up or down, but whether it is up or down relative to the Benchmark. Moreover, our comparative investment record is based solely on the relevant performance period without regard to the cumulative performance over a longer period. It is possible for high past performance to result in a management fee payment by us that is higher than current performance would otherwise produce.
      For the period beginning with the commencement of our operations through the end of our first 12 months of operations (September 30, 2005), on a quarterly fiscal basis we pay Kayne Anderson a minimum management fee calculated at an annual rate of 0.75%. The basic management fee rate of 1.75% plus or minus any performance adjustment will be calculated at the end of our first 12 months of operations based on our performance to that date from the commencement of our operations. We will then calculate the total management fee based on the average total assets for the prior 12 months, subtract the minimum management fee, and pay the balance of the management fee to Kayne Anderson. After this initial period, the basic management fee and the performance adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.
      For purposes of calculation of the management fee, the “average total assets” for the prior 12 months shall be determined on the basis of the average of our total assets for each month in such period. Total assets for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us and any accrued taxes). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.
      In addition to Kayne Anderson’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
      Because Kayne Anderson’s fee is based upon a percentage of our total assets, Kayne Anderson’s fee is likely to be higher to the extent we employ leverage. As noted, we have issued Senior Notes and ARP Shares forms of leverage, in a combined amount equal to approximately 24.8% of our total assets as of July 31, 2005. Assuming we use leverage in the amount equal to 30% of our total assets (after their issuance), the management fee rates payable to Kayne Anderson may be as low as 1.07% or as high as 3.93% of net assets attributable to common stock. See “Fees and Expenses” at page 13.

NET ASSET VALUE
      We determine our net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.
      We may hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which, in the judgement of Kayne Anderson, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
      Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
      We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability. Such estimates will be made in good faith and reviewed in accordance with the valuation process approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

      For publicly traded securities with a readily available market price, the valuation procedure is as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days are valued on an amortized cost basis.
      Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.
      Because we are obligated to pay corporate income taxes, we accrue tax liability. As with any other liability, our net asset value is reduced by the accruals of our current and deferred tax liabilities (and any tax payments required in excess of such accruals.) The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of our taxable income because of the depreciation and amortization recorded by the MLPs in our portfolio. As a result, a portion of such cash distributions may not be treated by us as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP. We will be able to confirm the portion of each distribution recognized as taxable income as we receive annual tax reporting information from each MLP.

DESCRIPTION OF CAPITAL STOCK
      The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
      Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, 199,990,000 of which are classified as common stock and 10,000 of which are classified and designated as Series D Auction Rate Preferred Stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
      Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
      As of July 31, 2005, we had 33,926,098 shares of common stock outstanding and 199,990,000 shares of common stock authorized. Our currently outstanding shares of common stock are, and the shares offered in this prospectus will be, listed on the New York Stock Exchange under the symbol “KYN”.
      All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
      So long as Senior Notes or other senior securities representing indebtedness are outstanding, our common stockholders will not be entitled to receive any distributions from us unless all accrued interest on such senior indebtedness has been paid, and unless our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.
      Other offerings of common stock, if made, will require approval of the Board of Directors and will be subject to the requirement of the 1940 Act that common stock may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing stockholders.
Preferred Stock
      As of July 31, 2005, we had 3,000 shares of preferred stock outstanding, and 10,000 shares of preferred stock authorized. Our currently outstanding shares of preferred stock are not listed on any exchange or quoted on any automated quotation system. The shares generally may only be bought or sold through an auction process. The auctions generally occur every seven (7) days, and determine the dividend rate to be paid for each dividend period.
      Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Our common stockholders have no preemptive right to purchase any preferred stock that is issued.
      Prior to the issuance of shares of any other class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
      Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid.

DESCRIPTION OF SENIOR NOTES AND BORROWINGS
      Our Charter authorizes us to borrow money without the prior approval of our stockholders. We may issue additional Senior Notes, other notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Senior Notes discussed below, will rank senior to our common stock, and any preferred stock that we issue.
      On March 28, 2005, we issued three series of Senior Notes in an aggregate principal amount of $260,000,000 pursuant to the provisions of an indenture. The Bank of New York Trust Company, N.A. serves as trustee and transfer agent and The Bank of New York serves as auction agent for the Senior Notes. The Senior Notes Series A and Series B pay interest at rates that vary based on auctions normally held every seven (7) days. The Senior Notes Series C pay interest at rates that vary based on auctions normally held every twenty-eight (28) days. The Senior Notes rank senior to our common stock. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as Senior Notes are outstanding, additional senior debt securities must rank on a parity with Senior Notes. The Senior Notes may be redeemed prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory redemption upon our failure to maintain asset coverage requirements with respect to the Senior Notes.
      Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, including Senior Notes, we must have an asset coverage of at least 300%. With respect to any Senior Notes or other senior securities representing indebtedness, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We are subject to certain restrictions imposed by guidelines of two rating agencies that issued ratings for the Senior Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result our being subject to similar covenants in credit agreements.
      Distribution Preference. A declaration of a dividend or other distribution on or purchase or redemption of common or preferred stock, is restricted: (i) at any time that an event of default under the Senior Notes or any other Borrowings has occurred and is continuing; or (ii) if after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Senior Notes or other Borrowings; or (iii) if we have not redeemed the full amount of Senior Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption. In addition, the terms of any other Borrowings may contain provisions that limit certain of our activities, including the payment of dividends to holders of common and preferred stock, in certain circumstances.
      Voting Rights. Senior Notes have no voting rights, except to the extent required by law or as otherwise provided in the indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does (in certain circumstances) grant to our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.
Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws
      The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

      Classified Board of Directors. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the second and third classes will expire in 2006 and 2007, respectively, and the current term for the first class will expire in 2008. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
      Election of Directors. Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.
      Number of Directors; Vacancies; Removal. Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
      Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
      Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
      Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
      Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

      Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

OUR STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN OUR STRUCTURE
Closed-End Structure
      Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.
      Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.
Repurchase of Common Stock and Tender Offers
      In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with Kayne Anderson, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase our expenses and reduce our net income.
      There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.
      Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.
Possible Conversion to Open-End Fund Status
      Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS
      The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.
      This section and the discussion in our statement of additional information summarize the material U.S. federal income tax consequences of owning our shares for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.
Federal Income Taxation
      We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our taxable income. We are also obligated to pay state income tax on our taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we have to report our allocable share of the MLP’s taxable income in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is generally 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax. We will accrue deferred tax liabilities associated with unrealized capital gains on our investments.
      As a corporation for tax purposes, our earnings and profits are calculated using accounting methods that are different from tax calculation methods. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using accelerated depreciation. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.
      Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.
      In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.
      We have not, and we will not, elect to be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Thus, the regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Stockholders
      Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Our dividends are treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.
      Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income. To the extent that distributions to a stockholder exceed our earnings and profits, a stockholder’s basis in our common stock will be reduced and, if a stockholder has no further basis in our shares, a stockholder will report any excess as capital gain.
      The Jobs and Growth Tax Relief Reconciliation Act of 2003 amended the federal income tax law generally to reduce the maximum federal income tax rate of qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. The portion of our distributions of cash and other income from investments treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes if the stockholder satisfies applicable holding period requirements for our common stock. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.
      If a stockholder participates in our automatic dividend plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock.
Investment by Tax-Exempt Investors and Regulated Investment Companies
      Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.
      As stated above, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Instead, the owner will simply report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, ownership of our common stock will only result in income that is qualifying income for a mutual fund. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% test applicable to mutual funds. Finally, our common stock will constitute qualifying assets to mutual funds, which generally must own at least 50% in qualifying assets at the end of each quarter.
Sale of Our Common Stock
      Upon sale of our common stock, the selling stockholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the stockholder’s federal income tax basis of common stock sold, which may be less than the price paid for our common stock as a result of distributions in excess of our earnings and profits (i.e., return(s) of capital). Generally, such capital gain or loss will be long-term capital gain or loss if such common stock were held as a capital asset for more than one year.
Backup Withholding and Information Reporting
      Backup withholding of U.S. federal income tax may apply to the distributions on our common stock to be made by us if you fail to timely provide taxpayer identification numbers or if we are so instructed by the Internal Revenue Service (“IRS”). Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.
State and Local Taxes
      Our common stock dividends also may be subject to state and local taxes.
      Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.
Tax Risks
      Investing in our common stock involves certain tax risks, which are fully described in the section “Risk Factors — Tax Risks” at page 28.
Use of Tax Matters Section
      As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code.
      The advice was prepared to support the promotion or marketing of the transactions or matters addressed by the written advice.
      Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

PLAN OF DISTRIBUTION
      We may offer and sell the common stock being offered by this prospectus directly to purchasers, to or through underwriters, or through a combination of these methods. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable final prospectus or prospectus supplement. (See “Underwriting” on page 74.) In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in those states only through registered or licensed brokers or dealers.
      The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, exclusive of any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock (computed within 48 hours of the offering, excluding Sundays and holidays). Consequently, the offering price for our common stock offered in this prospectus will be determined based on, among other factors, our net asset value on                     , 2005 and the last sale price of our common stock on the NYSE, on                     , 2005.
      Our common stock is, and the shares of common stock sold pursuant to this prospectus will be, listed on the NYSE under the symbol “KYN.”

UNDERWRITING
                          are acting as joint book-running managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of shares

Total

      The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.
      The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $          per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $          per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms.
      We have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to  additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.
      We, Kayne Anderson and certain officers of Kayne Anderson, including all of our officers, and our directors who own shares of our common stock and/or purchase shares of our common stock in this offering, have agreed that, for a period of 90 days from the date of this prospectus, we and they will not, without the prior written consent of      , dispose or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock. In the event that either (x) during the last 17 days of the 90-day period of the officer/director lock-up agreements referred to above, we issue an earnings release or a press release announcing a significant event or (y) prior to the expiration of such 90 days, we announce that we will release earnings or issue a press release announcing a significant event during the 17-day period beginning on the last day of such 90-day period, the restrictions described above shall continue to apply until the expiration of the 17-day period beginning on the date of the earnings or the press release.
      Investors must pay for any shares purchased in the public offering on or before                     , 2005.
      The following table shows the underwriting discounts and commissions that we are to pay to the underwriters in connection with the common stock sold pursuant to this prospectus or prospectus supplement. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid by Us

	No Exercise	Full Exercise

Per share	$	$
Total	$	$

      In connection with the offering,                     , on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consists of bids for or purchases of shares in the open market while the offering is in progress.
      The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when                     repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.
      Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.
      We estimate that we will incur approximately $                    in expenses in connection with this offering.
      Some of the underwriters and their affiliates have engaged in and may, in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, for which they have received, and will in the future receive, customary fees.
      KA Associates, Inc., an affiliate of Kayne Anderson, may be a member of the selling group for this offering.
      A prospectus in electronic format may be made available by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.
      We and Kayne Anderson have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.
      The respective addresses of the representatives are:                                         .

TRANSFER AGENT AND DIVIDEND-PAYING AGENT
      American Stock Transfer & Trust Company (“AST”) acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company, which is located at 59 Maiden Lane, New York, New York 10038. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.
ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT
      Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.
      The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, an affiliate of our Administrator, is the custodian of our securities and other assets.
      Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.
LEGAL OPINIONS
      Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the underwriters by Sidley Austin Brown & Wood LLP, New York, New York. Paul, Hastings, Janofsky & Walker LLP and Sidley Austin Brown & Wood LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVE	1
INVESTMENT POLICIES	1
OUR INVESTMENTS	3
MANAGEMENT	13
INVESTMENT ADVISER	14
CODE OF ETHICS	16
PROXY VOTING PROCEDURES	16
PORTFOLIO MANAGER INFORMATION	18
PORTFOLIO TRANSACTIONS AND BROKERAGE	18
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	19
NET ASSET VALUE	20
TAX MATTERS	21
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	25
EXPERTS	25
TRANSFER AGENT AND DIVIDEND-PAYING AGENT	26
OTHER SERVICE PROVIDERS	26
REGISTRATION STATEMENT	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
FINANCIAL STATEMENTS	F-1
APPENDIX A — DESCRIPTION OF RATINGS	A-1

                                     Shares
Common Stock

PROSPECTUS
                    , 2005

PART B
STATEMENT OF ADDITIONAL INFORMATION OF
REGISTRANT

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This statement of additional information is not an offer to sell these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 22, 2005
KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION

     Kayne Anderson MLP Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a recently organized, non-diversified closed-end management investment company. Kayne Anderson Capital Advisors, L.P. (referred to herein as “Kayne Anderson” or “Adviser”) is our investment adviser.

     This statement of additional information relating to our common stock, is not a prospectus, but should be read in conjunction with our prospectus relating thereto dated [___], 2005. This statement of additional information does not include all information that a prospective investor should consider before purchasing our common stock. Investors should obtain and read our prospectus prior to purchasing our common stock. A copy of our prospectus may be obtained from us without charge by calling (877) 657-3863/MLP-FUND or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

     This statement of additional information is dated [___], 2005.

-i-

INVESTMENT OBJECTIVE

     Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

     Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

     Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (3) Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors – Leverage Risk” in the prospectus.

     (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

     (6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	Under normal market conditions, we intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we intend to invest up to 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	We may issue or use Leverage Instruments in an aggregate amount up to 30% of our total assets inclusive of such Leverage Instruments.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

     Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

     For purposes of the temporary investment positions that we take (see “Investment Objective and Policies – Our Portfolio – Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

OUR INVESTMENTS

     Some Midstream Energy Companies operate as “public utilities” or “local distribution companies,” and are therefore subject to rate regulation by state or federal utility commissions. However, Midstream Energy Companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most MLPs and other Midstream Energy Companies with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission (“FERC”) or various state regulatory agencies.

     MLPs and other Midstream Energy Companies typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing operations and pursuing so called “greenfield projects,” which involve building and operating facilities on undeveloped land that is generally cheaper and more flexible in its use than developed urban properties. External growth is achieved by making accretive acquisitions.

     MLPs and other Midstream Energy Companies operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

     MLPs and other Midstream Energy Companies may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

     MLPs and other Midstream Energy Companies are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Additional Information About MLPs

     An MLP is structured as a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax at the entity level.

     An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, the investor becomes a limited partner.

     MLPs are formed in several ways. A nontraded partnership may decide to offer its securities to the public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets’ full value on the marketplace by selling the assets and use the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

     The sponsor or general partner of MLPs, Midstream Energy Companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

     In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

     When the units are sold, the differences between the sales price and the investor’s adjusted basis equals taxable gain. The limited partner will not be taxed on distributions until (1) the limited partner sells the MLP units and pays tax on the gain, which gain is increased due to the basis decrease due to prior distributions; or (2) the limited partner’s basis reaches zero.

     For a further discussion and a description of MLP-related tax matters, see “Tax Matters.”

Below Investment Grade and Unrated Debt Securities

     The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B- to BB+ by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality.

     Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, an investment us is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Midstream Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

     We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

     See Appendix A to this statement of additional information for a description of the ratings used by Moody’s Investors Service, Inc., Fitch Ratings and Standard & Poor’s.

Thinly-Traded Securities

     We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs and common stock of energy companies trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.

Margin Borrowing

     We may in the future use margin borrowing of up to 30% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Our Use of Derivatives, Options and Hedging Transactions

     We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

     Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.

     Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to

“lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.

     The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.

     Options on Securities and Securities Indices. We may purchase and write (sell) call and put options on any securities and securities indices.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

     Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We will write call options only if they are “covered.” A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.

     All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.

     We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.

     Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

     Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

     The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

     Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.

     Equity Index Swap Agreements. In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.

     Credit Default Swap Agreements. We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

     Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

     If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.

     We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable us.

     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

     At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

     We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

     We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT

Directors and Officers

     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The Directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Terrence J. Quinn and Kevin S. McCarthy. The Directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.” Due to a relationship with one of the underwriters in our initial public offering and this offering, Ms. Costin is expected to be considered an “interested person” of the Company, as defined in the 1940 Act, until after the completion of this offering and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities. Unless noted otherwise, references to our Independent Directors include Ms. Costin.

     Our Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good, Quinn, and Isenberg are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. McCarthy and Quinn are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Quinn, and Isenberg serve on the Audit Committee. The Audit Committee met twice during the fiscal year ended November 30, 2004.

     Our Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a Director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees. The following table sets forth estimated compensation to be paid by us during our first full fiscal year to the Independent Directors. We have no retirement or pension plans.

		Estimated Total
	Estimated Aggregate	Compensation From Us and
Director	Compensation From Us	Fund Complex(1)
Anne K. Costin	$41,000	$82,000
Steven C. Good	$41,000	$82,000
Gerald I. Isenberg	$41,000	$82,000
Terrence J. Quinn	$41,000	$82,000

(1)	The Directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.

     None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, may be deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial term of the first class expired in 2005. The initial terms of the second and third classes will expire in 2006 and 2007, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.

     Certain officers of Kayne Anderson, including all of our officers, own, in the aggregate, approximately $5 million of our common stock.

     The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of December 31, 2004:

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Our Equity	Investment Companies Overseen by
Director	Securities Owned by Director	Director in Fund Complex (1)
Anne K. Costin	$10,000-$50,000	$10,000-$50,000
Steven C. Good	$10,000-$50,000	$10,000-$50,000
Gerald I. Isenberg	None	None
Terrence J. Quinn	$10,000-$50,000	$10,000-$50,000
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	The Directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.

     Except as described in the table below, as of the date of this Statement of Additional Information, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of December 31, 2004.

	Name of Owners and
	Relationships to		Title of	Value of	Percent of
Director	Director	Company	Class	Securities	Class
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$2,041,614	0.39%

(1)	Kayne Anderson may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

     As of the date of this Statement of Additional Information, our Independent Directors (excluding Ms. Costin) and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our underwriters. Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of the Company, as defined in the 1940 Act, during and until the completion of this offering, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

INVESTMENT ADVISER

     Kayne Anderson, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, our investment adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions.

     Kayne Anderson acts as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

     In addition to the Adviser’s fee, we pay all other costs and expenses of our operations, such as compensation of our Directors (other than those affiliated with our Adviser), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of the Adviser reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of dividends to investors.

     On July 12, 2004, at the initial meeting of the Board of Directors, the Board considered the approval of an Investment Management Agreement with Kayne Anderson. In determining whether to approve the Investment Management Agreement, the Board of Directors reviewed and evaluated information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. At the meeting, the Board considered a number of factors in reviewing and recommending approval of the new Investment Management Agreement, including the nature and quality of the services to be provided. The Board also considered the fees and expenses estimated to be borne by us, and the profitability of the relationship for the Adviser.

     In reviewing the quality of services to be provided to us, the Board of Directors considered performance information for other investment companies managed by Kayne Anderson. The Board considered the quality and depth of Kayne Anderson’s organization in general and of the investment professionals that would provide services to us. The Board reviewed the fees and expenses to be borne by us and noted, among other things, that Kayne Anderson is committed to managing and monitoring our operating expenses. The Board also reviewed the fees charged for closed-end investment companies that have relevant comparable characteristics. The Board noted that some closed-end investment companies that primarily invest in public securities of Midstream Energy Companies were on the lower end of the proposed fulcrum fee. Because we invest approximately 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, the Board also considered the management fees of closed-end investment companies that invest a substantial portion of their assets in private placements, and found that their management fees were on the higher end of the proposed maximum fulcrum fee, and had incentive fees that potentially would substantially exceed the proposed fulcrum fee. On balance, because we have a blend of the characteristics and portfolio composition of both peer groups, the Board determined that the fees to be received by Kayne Anderson were reasonable in relation to the services to be provided. Further, the Board determined that the proposed fulcrum fee would be in the best interests of our shareholders because the management fee rate will not reach the higher end of the fulcrum unless our returns substantially outperform our benchmark index (the Standard & Poor’s 400 Utilities Index) by more than 6.00%.

     The Board examined the ability of the Adviser to provide an appropriate level of support and resources to us and whether the Adviser had sufficiently qualified personnel. The Board reviewed the costs and profitability to the Adviser in providing services to us and reviewed the benefits to be derived by the Adviser from its relationship with us, including the Adviser’s use of soft dollars. The Board also considered the indirect benefits that might be received by the Adviser in advising us.

     Based on the review, the Board, including the Independent Directors, concluded that the proposed management fees and other expenses to be borne by us under the Investment Management Agreement are fair, both absolutely and in comparison with those of other investment companies in the industry, and that stockholders should receive reasonable value in return for paying such fees and expenses. The Board therefore concluded that approving the management arrangement with the Adviser was in the best interests of stockholders and the Company.

CODE OF ETHICS

     We and the Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of the Adviser will be governed by the applicable code of ethics.

     The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on our behalf. Similarly, with respect to our portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

     We and the Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863/MLP-FUND, or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or submitting an e-mail request at publicinfo@sec.gov.

PROXY VOTING PROCEDURES

     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When the Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to the Adviser’s Proxy Voting Committee for a final decision. If the Advisor determines that such conflict prevents the Advisor from determining how to vote on the proxy proposal in the best interests of the Company, the Advisor shall either (1) vote in accordance with a predetermined specific policy to the extent that the Advisor’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how the Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by the Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30, 2005 will be made available on or around August 30, 2005, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.

     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how the Adviser will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of our fiscal year-end, November 30, 2004. We are the only registered investment company managed by our portfolio managers, Kevin McCarthy and J.C. Frey. Currently, Mr. McCarthy does not provide day-to-day portfolio management to any other accounts. Accordingly, there are no material conflicts of interest with respect to other accounts. The management fee we pay to Kayne Anderson is adjusted based on our performance in comparison to an Index. See “Management – Investment Management Agreement” in our prospectus and “Investment Adviser” in our statement of additional information. Our net assets, $792.8 million as of November 30, 2004, are the registered investment company assets and total assets managed by Mr. McCarthy that are subject to a performance-based fee. Mr. Frey provides day-to-day portfolio management to 8 other accounts (6 pooled investment vehicles with total assets of approximately $776 million; and 2 separate accounts with total assets of $115 million), all of which have advisory fees that are based on the performance of the account. In combination with our assets, Mr. Frey manages approximately $1.6 billion. Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, as noted above, are based in part, on the performance of those accounts, which in the case of our performance, is measured against an Index. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Mr. McCarthy owns more than $500,000 and Mr. Frey owns more than $250,000 of our common stock.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the oversight of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by our Board, the Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

     Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.

     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.

     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

NET ASSET VALUE

     Our net asset value is calculated as set forth in “Net Asset Value” in our prospectus. In addition, in fair valuing our investments, consideration is given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of issuer, based on the Adviser’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	any decline in value over time due to the nature of the assets for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);

•	the liquidity or illiquidity of the market for the particular portfolio instrument; and

•	other factors deemed relevant.

     Although a trading discount will not normally be applied to freely tradable securities, Kayne Anderson may recommend to the Valuation Committee that such a discount be applied when the relevant trading market is unusually illiquid or limited, or the size of our position is large compared to normal trading volumes over time.

     We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability. Such estimates will be made in good faith and reviewed in accordance with the Valuation Procedures approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

     Publicly traded securities with a readily available market price are valued as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by us using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued on an amortized cost basis.

     Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

     Because we are obligated to pay corporate income taxes, we accrue tax liability. As with any other liability, our net asset value is reduced by the accruals of our current and deferred tax liabilities (and any tax payments required in excess of such accruals). The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of our taxable income because of the depreciation and amortization recorded by the MLPs in our portfolio. As a result, a portion of such cash distributions may not be treated by us as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP. We will be able to confirm the portion of each distribution recognized as taxable income as we receive annual tax reporting information from each MLP.

TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.

Matters Addressed

     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of shares of our common stock. It does not address all federal income tax consequences that may apply to an investment in our common stock or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our common stock. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our common stock, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our common stock as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

Tax Characterization for U.S. Federal Income Tax Purposes

     We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make interest payments on our common stock. We are also obligated to pay state income tax on our taxable income, either because the states follow our federal classification as a corporation or because the states separately impose a tax on us.

     The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, we are required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

     The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets, therefore, we anticipate that the majority of our items of income, gain, loss, deduction and expense is related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

     In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by us.

     Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our tax basis in an MLP starts with the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. Favorable federal income tax rates do not apply to our long-term capital gains. Thus, we are subject to federal income tax on our long-term capital gains at ordinary income rates of up to 35%.

     In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

     We have not, and we will not, elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we cannot meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us.

     Distributions. Our distributions will be treated as dividends to our common stockholders to the extent of our current and accumulated earnings and profits as determined for federal income tax purposes.

     As discussed in greater detail below, dividends that qualify as “qualified dividend income” are generally taxed to individuals at a maximum 15% rate. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to deduct 70% (or more) of the dividends if certain holding period requirements are met. Common stockholders that are not U.S. persons are generally subject to a 30% withholding tax, unless (i) the common stockholder’s interest is effectively connected to a U.S. trade or business and the common stockholder provides us with a Form W-8ECI signed under penalties of perjury (in which case, the common stockholder will be subject to the normal U.S. graduated rates) or (ii) the common stockholder is eligible for the benefits of a U.S. income tax treaty and provides us with a Form W-8BEN signed under penalties of perjury (in which case, the common stockholder will be subject to the rate of withholding provided for in the relevant treaty).

     If our distribution exceeds our current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common stock is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2008. Corporations are taxed on capital gains at their ordinary graduated rates.

     Because unsevered natural resources are viewed as interests in real property for some purposes of the Internal Revenue Code, depending upon the nature and location of the MLPs’ assets, we could from time to time be classified as a U.S. real property holding company. If we are classified as a U.S. real property holding company, dispositions of interests in us by a non-U.S. common stockholder and distributions in excess of a non-U.S. common stockholder’s basis may be subject to 10% withholding.

     A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs, we anticipate that the distributed cash from the MLPs in our portfolio will exceed our earnings and profits. Thus, we anticipate that only a portion of our distributions will be treated as dividends to our common stockholders for federal income tax purposes.

     Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. Our earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, we may make distributions out of earnings and profits, treated as dividends, in years in which our distributions exceed our taxable income.

     Under current law, the maximum federal income tax rate for individuals on qualified dividend income is generally 15% although such favorable treatment could be repealed by new legislation. The portion of our distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008, with the maximum marginal federal income tax rate being 35% at such time with another increase to 39.6% currently scheduled to be effective after December 31, 2010.

     A common stockholder participating in our automatic dividend reinvestment plan will be taxed upon the reinvested amount as if the dividend were actually received by the participating common stockholder and the participating common stockholder reinvested such amount in additional shares of our common stock.

     We will notify common stockholders annually as to the federal income tax status of our distributions to them.

     Sale of Stock. Upon the sale of common stock, a common stockholder will generally recognize capital gain or loss measured by the difference between the amount received (or deemed received) on the sale and the common stockholder’s tax basis in the common stock sold. As discussed above, such tax basis may be less than the price paid for the common stock as a result of our distributions in excess of our earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common stock were capital assets held for more than one year.

     Because unsevered natural resources are viewed as interests in real property for some purposes of the Internal Revenue Code, depending upon the nature and location of the MLPs’ assets, we could from time to time be classified as a U.S. real property holding company. If we are classified as a U.S. real property holding company, dispositions of interests in us by a non-U.S. common stockholder and distributions in excess of a non-U.S. common stockholder’s basis, may be subject to 10% income tax withholding.

     Information Reporting and Withholding. We will be required to report annually to the IRS, and to each common stockholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common stockholder (other than common stockholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide to us, under penalties of perjury, an IRS Form W-9, Form W-8BEN, Form W-8ECI or an equivalent form containing the common stockholder’s name, address, correct federal taxpayer identification number and a statement that the common stockholder is not subject to backup withholding. Should a non-exempt common stockholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% for taxable years beginning after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Any such withholding will be allowed as a credit against the common stockholder’s federal income tax liability provided the required information is furnished to the IRS.

Tax Consequences of Certain Investments

     Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

     MLPs are often publicly traded. Publicly traded partnerships (“PTPs”) are generally treated as corporations for federal income tax purposes. However, if a PTP satisfies certain income character requirements, the PTP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, a PTP must receive at least 90% of its gross income from certain “qualifying income” sources.

     Qualifying income for most PTPs includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

     For this reason, PTPs are generally structured such that they would not qualify as regulated investment companies under the Internal Revenue Code if they had been formed as corporations.

     As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership is generally treated as a non-taxable adjustment to the basis of our interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain is generally capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. Our tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to us. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

     When interests in a partnership are sold, the difference between (i) the sum of the sales price and our share of debt of the partnership that will be allocated to the purchaser and (ii) our adjusted tax basis will be taxable gain or loss, as the case may be.

     We receive a Schedule K-1 from each MLP, showing our share of each item of MLP income, gain, loss, deductions and expense. We use that information to calculate our taxable income and our earnings and profits.

     Because we are taxed as a corporation, we report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs.

     As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code.

     The advice was prepared to support the promotion or marketing of the transactions or matters addressed by the written advice.

     Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, Inc., that we believe to be generally accurate.

     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

     Past performance is not indicative of future results. At the time stockholders sell their stock, it may be worth more or less than their original investment.

EXPERTS

     Our financial statements dated November 30, 2004, appearing in this statement of additional information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 350 South Grand Avenue, Los Angeles, California 90071.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     American Stock Transfer & Trust Company (“AST”) acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company, which is located at 59 Maiden Lane, New York, New York 10038. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

OTHER SERVICE PROVIDERS

     The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, is our custodian. Bear Stearns Funds Management Inc., located at 383 Madison Avenue, 23rd Floor, New York, New York 10179, provides certain administrative services to us. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is our fund accountant.

REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including amendments thereto, relating to our common stock offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our common stock offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Kayne Anderson MLP Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2004, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period September 28, 2004 (commencement of operations) through November 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 21, 2005

FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS, AS OF NOVEMBER 30, 2004,
FOR THE PERIOD FROM SEPTEMBER 28, 2004 THROUGH NOVEMBER 30, 2004

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

ASSETS
Investments, at fair value (Cost — $370,133,985)	$380,071,793
Investments in repurchase agreements (Cost — $424,574,278)	424,574,278

Total investments (Cost — $794,708,263)	804,646,071
Cash	47,329
Receivable for securities sold	347,300
Interest receivable	1,477,944
Dividends and distributions receivable	1,124,007
Prepaid expenses	153,984

Total Assets	807,796,635

LIABILITIES
Payable for securities purchased	7,792,693
Investment management fee payable	971,040
Call options written, at fair value (premiums received – $200,995)	610,000
Accrued directors’ fees and expenses	29,808
Accrued expenses and other liabilities	1,039,363
Current taxes	763,047
Deferred taxes	3,754,521

Total Liabilities	14,960,472

TOTAL NET ASSETS	$792,836,163

NET ASSETS CONSIST OF:
Common stock, $0.001 par value (33,165,900 shares issued and outstanding, 200,000,000 shares authorized)	$33,166
Paid-in capital	786,026,645
Undistributed net investment income, net of income taxes	645,381
Accumulated realized gains on investments and securities sold short, net of income taxes	413,689
Net unrealized gains on investments and options, net of income taxes	5,717,282

TOTAL NET ASSETS	$792,836,163

NET ASSET VALUE PER SHARE	$23.91

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

INVESTMENT INCOME
Income
Dividends and distributions	$2,210,157
Return of capital	(1,670,253)

Net dividends and distributions	539,904
Interest	2,067,733

Total Investment Income	2,607,637

Expenses
Advisory fees	971,040
Organizational expenses	150,000
Custodian fees and expenses	122,827
Administration fees	99,156
Audit fees	59,077
Insurance	34,192
Directors’ fees	29,808
Fund accounting fees	21,982
Reports to stockholders	16,739
Legal fees	10,520
Other expenses	16,661

Total Expenses — Before Taxes	1,532,002

Net Investment Income — Before Tax Expense	1,075,635

Current tax expense	(487,254)
Deferred tax benefit	57,000

Net Investment Income	645,381

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS
Realized Gains
Investments	679,542
Securities sold short	9,940
Current tax expense	(275,793)

Net Realized Gains on Investments and Securities Sold Short	413,689

Net Change in Unrealized Gain/(Loss)
Investments	10,089,808
Options	(561,005)
Deferred tax expense	(3,811,521)

Net Change in Unrealized Gain on Investments and Options	5,717,282

Net Realized and Unrealized Gain on Investments, Securities Sold Short and Options	6,130,971

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,776,352

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

OPERATIONS
Net investment income	$645,381
Net realized gain on investments and securities sold short	413,689
Net change in unrealized gain on investments and options	5,717,282

Net Increase in Net Assets Resulting from Operations	6,776,352

CAPITAL SHARE TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	750,000,000
Proceeds from issuance of 3,161,900 shares of common stock in connection with exercising an overallotment option granted to underwriters of the initial public offering	79,047,500
Underwriting discounts and offering costs associated with the issuance of common stock	(43,087,689)

Net Increase in Net Assets from Capital Stock Transactions	785,959,811

Total Increase in Net Assets	792,736,163

NET ASSETS
Beginning of period	100,000

End of period (includes undistributed net investment income of $645,381)	$792,836,163

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,776,352
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Deferred taxes	3,754,521
Amortization for bond premium	58,562
Increase in interest receivable	(1,477,944)
Increase in dividends and distributions receivable	(1,124,007)
Increase in prepaid expenses	(153,984)
Increase in investment management fee payable	971,040
Increase in accrued directors’ fees and expenses	29,808
Increase in accrued expenses and other liabilities	1,039,363
Increase in current taxes	763,047
Premiums received from call options written	200,995
Purchase of investments	(380,098,571)
Net purchase of short-term investments	(424,574,278)
Purchase of put options	(162,000)
Proceeds from sale of investments	16,532,646
Gain on investments	(689,482)
Return of capital distributions	1,670,253
Unrealized appreciation on investments and options	(9,528,803)

Net Cash Used in Operating Activities	(786,012,482)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock	829,047,500
Underwriting discount and offering costs from the issuance of common stock	(43,087,689)

Net Cash Provided by Financing Activities	785,959,811

NET DECREASE IN CASH	(52,671)

CASH — BEGINNING OF PERIOD	100,000

CASH — END OF PERIOD	$47,329

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

Per Share Operating Performance(2)
Net asset value, beginning of period	$23.70	(3)
Income from investment operations
Net investment income	0.02
Net realized and unrealized gain on investments, securities sold short and options	0.19

Total income from investment operations	0.21

Net asset value, end of period	$23.91

Per common stock market value, end of period	$24.90

Total investment return based on market value(4)	(0.40)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$792,836
Ratio of expenses to average net assets, before taxes	1.20	% (5)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets	1.08	% (5)
Ratio of net investment income to average net assets, after taxes	0.50	% (5)
Net increase in net assets resulting from operations to average net assets	5.30	% (5)
Portfolio turnover rate	11.78	% (6)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Ratios are annualized since period is less than one full year.

(6)	Amount not annualized. Calculated based on the sales of $16,879,946 of long-term investments divided by the average long-term investment balance of $143,328,309.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

	No. of
Description	Shares/Units	Value

Long-Term Investments — 47.9%
Equity Investments — 40.0%
Pipeline MLP(a) — 29.7%
Buckeye Partners, L.P.	162,800	$6,686,196
Copano Energy, L.L.C.(b)	66,400	1,638,752
Crosstex Energy, L.P.	66,000	2,047,980
Enbridge Energy Management, L.L.C.(c)	312,768	14,887,763
Enbridge Energy Partners, L.P.	338,000	16,788,460
Energy Transfer Partners, L.P.	98,700	5,327,826
Enterprise Products Partners L.P.	740,515	18,135,212
Genesis Energy, L.P.	53,800	657,436
Holly Energy Partners, L.P.(b)	35,200	1,171,808
Kaneb Pipe Line Partners, L.P.	307,900	18,458,605
Kinder Morgan Management, LLC(c)	1,203,923	49,180,241
Kinder Morgan Management, LLC(c)(d)	1,300,000	52,196,300
Magellan Midstream Partners, L.P.	266,100	15,492,342
MarkWest Energy Partners, L.P.	71,300	3,389,602
Northern Border Partners, L.P.	188,300	8,948,016
Pacific Energy Partners, L.P.	277,200	7,786,548
Plains All American Pipeline, L.P.	122,000	4,505,460
TC PipeLines, LP	7,785	299,723
TEPPCO Partners, L.P.	178,700	7,013,975
Valero L.P.	21,000	1,254,540

		235,866,785

Propane MLP — 5.6%
AmeriGas Partners, L.P.	17,600	526,064
Ferrellgas Partners, L.P.	125,200	2,582,876
Ferrellgas Partners, L.P. — Unregistered(d)	2,098,623	40,539,310
Inergy, L.P.	21,600	633,312

		44,281,562

Shipping MLP — 1.3%
Martin Midstream Partners L.P.	62,600	1,802,880
U.S. Shipping Partners L.P.(b)	328,900	8,206,055

		10,008,935

Coal MLP — 0.2%
Natural Resource Partners L.P.	29,900	1,578,720

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONTINUED)

	No. of
Description	Shares/Units	Value

MLP Affiliates — 2.9%
Atlas America, Inc.(e)	54,100	$1,717,134
Crosstex Energy, Inc.	100,885	4,062,639
Holly Corporation	40,000	1,126,800
Kinder Morgan, Inc.	166,800	11,559,240
MarkWest Hydrocarbon, Inc.	241,900	4,247,764

		22,713,577

Other Midstream Companies — 0.3%
Arlington Tankers Ltd.(b)	122,000	2,802,340

Total Equity Investments (Cost $306,609,767)		317,251,919

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000’s)

Fixed Income Investments — 7.9%
Pipeline MLP — 7.9%
Enterprise Products Operating L.P.	6.375%	02/01/13	$10,000	10,615,460
Kinder Morgan Energy Partners, L.P.	5.000	12/15/13	10,000	9,885,430
Kinder Morgan Energy Partners, L.P.	5.125	11/15/14	5,000	4,936,610
Magellan Midstream Partners, L.P.	5.650	10/15/16	12,000	11,978,544
MarkWest Energy Partners, L.P.	6.875	11/01/14	2,100	2,147,250
Plains All American Pipeline, L.P.	7.750	10/15/12	20,000	23,246,580

	Total Fixed Income Investments (Cost $63,362,218)			62,809,874

	Total Long-Term Investments (Cost $369,971,985)			380,061,793

	No. of
	Contracts

Short-Term Investments — 53.6%
Put Options Purchased — 0.0%
Kinder Morgan, Inc., expiring 01/21/05 @ $60.00(e)	1,000	5,000
Kinder Morgan, Inc., expiring 02/18/05 @ $60.00(e)	500	5,000

Total Put Options Purchased (Cost $162,000)		10,000

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONCLUDED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

			(000’s)
Repurchase Agreement — 53.6%
Bear, Stearns & Co. Inc. (Agreement dated 11/30/04 to be repurchased at $424,597,276), collateralized by $436,888,298 in U.S. Government and Agencies (Cost $424,574,278)	1.950	12/01/04	$424,574	$424,574,278

Total Short-Term Investments (Cost $424,736,278)				424,584,278

Total Investments Before Options Written — 101.5% (Cost $794,708,263)				804,646,071

	No. of
	Contracts

Liabilities in Excess of Cash and Other Assets — (1.5)%
Call Options Written — (0.1)%
Kinder Morgan, Inc., expiring 01/21/05 @ $65.00(e)	1,000	(520,000)
Kinder Morgan, Inc., expiring 02/18/05 @ $70.00(e)	500	(90,000)

Total Call Options Written (premiums received $200,995)		(610,000)

Other Liabilities in Excess of Cash and Other Assets (1.4)%		(11,199,908)

Total Liabilities in Excess of Cash and Other Assets		(11,809,908)

Net Assets — 100.0%		$792,836,163

(a)	Includes Limited Liability Companies or L.L.C.s.

(b)	Non-income producing; security is expected to pay distributions within the next 12 months.

(c)	Distributions made are paid-in kind.

(d)	Fair valued security. These securities are restricted from public sale. The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs (See Notes 2 and 6).

(e)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

November 30, 2004

1.     Organization

      Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.     Significant Accounting Policies

      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

      B.     Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

      C.     Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

      The Company holds securities that are privately issued or otherwise restricted. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson;

•	Valuation Committee. The Valuation Committee, a committee of the Company’s Board of Directors, meets on an as-needed basis when valuations are not readily determinable. The Valuation Committee’s valuations stands for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and set valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

      At November 30, 2004, the Company held 11.70% of its net assets in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $92,678,477 and fair value of $92,735,610. Although these securities may be resold in privately negotiated transactions, these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

      Any option transaction that the Company enters into may, depending on the applicable market environment, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

      D.     Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

      E.     Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

      All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

      The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.

      The Company had no open short sales at November 30, 2004.

      F.     Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

      G.     Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the period from September 28, 2004 (commencement of operations) through November 30, 2004, the Company recorded as return of capital the amount of $1,670,253 of dividends and distributions received from MLPs. This resulted in a reduction in the cost basis of the associated MLP investments. Net Realized Gains on Investments and Securities Sold Short and Net Change in Unrealized Appreciation of Investments and Options on the accompanying Statement of Operations includes $82,088 and $1,588,165, respectively, attributable to such dividends and distributions. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

      H.     Dividends to Stockholders — Dividends to stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. The Company’s dividends, for book purposes, will be comprised of return of capital and ordinary income, which is based on the operating results of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. Since the first dividend paid to stockholders was in January 2005, the Company will inform stockholders of the final character of the dividend during January 2006.

      I.     Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

      The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information becomes available. To the extent such estimates or assumptions are modified, the net asset value may fluctuate.

      J.     Organization Expenses and Offering Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares were issued. Such costs approximated $150,000. Offering costs related to the issuance of common stock were charged to additional paid-in capital when the shares were issued. Such costs approximated $1,635,000.

      K.     Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

      The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company will be derived from the investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

      The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.

      Pursuant to the Investment Management Agreement the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusted upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The Company calculates the total management fee based on the average total assets for the prior 12 months. For the period beginning with the commencement of the Company’s operations through the end of the Company’s first 12 months of operations (the “Initial Period”), on a quarterly fiscal basis the Company pays the Adviser a minimum management fee calculated at an annual rate of 0.75%. After this Initial Period, the basic management fee and the performance fee adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.

      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. During the Company’s first fiscal year, for purposes of calculating the performance fee adjustment, the Company’s initial net asset value is calculated net of the underwriter discount. At November 30, 2004, the Company has recorded accrued management fees at the annual rate of 0.75% based on the Company’s investment performance for the period September 28, 2004 through November 30, 2004.

      For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

      For the period September 28, 2004 through November 30, 2004, KA Associates, an affiliate of the Adviser, earned approximately $5,057 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.     Income Taxes

      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2004 are as follows:

Deferred tax assets:
Organization costs	$(57,000)
Deferred tax liabilities:
Unrealized gains on investment securities	3,176,229
Distributions received from MLPs	635,292

Total net deferred tax liability	$3,754,521

      The components of income tax expense include $3,285,206 and $469,315 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

      Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 40% to net investment income and realized and unrealized gains on investments before taxes.

      At November 30, 2004, the cost basis of investments for Federal income tax purposes was $794,507,268. At November 30, 2004, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$11,271,707
Gross unrealized depreciation	(1,742,904)

Net unrealized appreciation	$9,528,803

6.     Restricted Securities

      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of November 30, 2004, value per unit/shares of such securities and percent of net assets which the securities comprise.

	Number of	Acquisition		Fair Value at	Value Per	Percent of
Security	Units/Shares	Date	Cost	11/30/04	Unit/Share	Net Assets

Ferrellgas Partners, L.P. — Unregistered	2,098,623	11/09/04	$40,050,017	$40,539,310	$19.32	5.11%
Kinder Morgan Management, LLC	1,300,000	11/04/04	52,628,460	52,196,300	40.15	6.59

Total			$92,678,477	$92,735,610		11.70%

7.     Call Options Written

      Transactions in written options for the period ended November 30, 2004 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at beginning of period	—	—
Options written	1,500	$200,995
Options terminated in closing purchase transactions	—	—
Options expired	—	—

Options outstanding at end of period	1,500	$200,995

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)

8.     Investment Transactions

      For the period ended November 30, 2004, the Company purchased and sold securities in the amount of $387,891,264 and $16,879,946 (excluding short-term investments and options), respectively.

9.     Subsequent Events

      On January 14, 2005, the Company paid a dividend to its stockholders in the amount of $0.25 per share. The dividend resulted in a dividend reinvestment of $5,400,602 being reinvested into the Company and the addition of 222,522 shares of common stock being issued.

10.     Contingent Investment

      On November 29, 2004, the Company entered into an agreement with Inergy, L.P. to purchase 2,946,955 common units for $75 million, contingent upon Inergy, L.P. closing the purchase of certain assets of Star Gas Partners, L.P. The conditions precedent for the consummation of the transaction were fulfilled and the transaction settled on December 17, 2004.

UNAUDITED FINANCIAL STATEMENTS, AS OF MAY 31, 2005

FOR THE SIX MONTHS ENDED MAY 31, 2005

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2005
($ amounts in 000’s, except per share amounts)
(unaudited)

ASSETS
Investments, at fair value (Cost — $986,341)	$1,104,721
Repurchase agreement (Cost — $129,350)	129,350

Total investments (Cost — $1,115,691)	1,234,071
Deposits with broker for securities sold short	2,530
Receivable for securities sold	4,169
Interest, dividends and distributions receivable	515
Prepaid expenses	3,167

Total Assets	1,244,452

LIABILITIES
Payable for securities purchased	8,226
Investment management fee payable	2,119
Securities sold short, at fair value (Proceeds — $1,571)	1,581
Accrued directors’ fees and expenses	14
Accrued expenses and other liabilities	1,252
Deferred taxes	43,927
Unrealized depreciation on interest rate swap contracts	3,991

Total Liabilities before Senior Notes	61,110

Auction rate senior notes:
Series A, due April 3, 2045	85,000
Series B, due April 5, 2045	85,000
Series C, due March 31, 2045	90,000

Total Senior Notes	260,000

Total Liabilities	321,110

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$848,342

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (33,676,442 shares issued and outstanding, 200,000,000 shares authorized)	$34
Paid-in capital	797,382
Distributions in excess of net investment loss, net of tax benefit	(22,513)
Accumulated realized gains on investments, securities sold short, options and interest rate swap contracts, net of income taxes	3,191
Net unrealized gain on investments, securities sold short and interest rate swap contracts, net of income taxes	70,248

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$848,342

NET ASSET VALUE PER COMMON SHARE	$25.19

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2005
($ amounts in 000’s)
(unaudited)

INVESTMENT INCOME
Income
Dividends and distributions	$21,029
Return of capital	(18,212)

Net dividends and distributions	2,817
Interest	3,008

Total Investment Income	5,825

Expenses
Investment management fees	3,711
Professional fees	328
Administration fees	315
Reports to stockholders	159
Custodian fees	147
Directors’ fees	132
Insurance	98
Dividends on securities sold short	69
Other expenses	215

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	5,174
Interest expense	1,944
Auction agent fees	89

Total Expenses — Before Tax Benefit	7,207

Net Investment Loss — Before Tax Benefit	(1,382)
Current tax benefit	538
Deferred tax expense	(6)

Net Investment Loss	(850)

REALIZED AND UNREALIZED GAINS
Net Realized Gains/(Losses)
Investments	4,599
Securities sold short	450
Options	(162)
Interest rate swap contracts	(371)
Current tax expense	(1,739)

Net Realized Gains	2,777

Net Change in Unrealized Gains/(Losses)
Investments	108,290
Securities sold short	(10)
Options	561
Interest rate swap contracts	(4,144)
Deferred tax expense	(40,166)

Net Change in Unrealized Gains	64,531

Net Realized and Unrealized Gains	67,308

DIVIDENDS TO PREFERRED STOCKHOLDERS	(327)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$66,131

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS
ATTRIBUTABLE TO COMMON STOCKHOLDERS
($ amounts in 000’s)

	For the Six	For the Period
	Months Ended	September 28, 2004(1)
	May 31, 2005	through
	(unaudited)	November 30, 2004

OPERATIONS
Net investment income/(loss)	$(850)	$645
Net realized gains	2,777	414
Net change in unrealized gains	64,531	5,717

Net Increase in Net Assets Resulting from Operations	66,458	6,776

DIVIDENDS TO PREFERRED STOCKHOLDERS
Dividends from net capital gains	(327)	—

DIVIDENDS TO COMMON STOCKHOLDERS
Dividends	(21,981)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	—	750,000
Proceeds from issuance of 3,161,900 shares of common stock in connection with exercising an overallotment option granted to underwriters of the initial public offering	—	79,048
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(43,088)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	(1,087)	—
Issuance of 510,542 shares of common stock from reinvestment of distributions	12,443	—

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	11,356	785,960

Total Increase in Net Assets Applicable to Common Stockholders	55,506	792,736

NET ASSETS
Beginning of period	792,836	100

End of period (includes cumulative distributions in excess of net investment loss of $22,513 and undistributed net investment income of $645, respectively)	$848,342	$792,836

(1)	Commencement of operations.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2005
($ amounts in 000’s)
(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$66,131
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(745,672)
Proceeds from sale of investments	115,606
Proceeds from sale short-term investments	295,224
Realized gains	(4,516)
Return of capital distributions	18,212
Unrealized gains	(104,697)
Increase in deferred taxes	40,172
Amortization for bond premium	163
Increase in deposits with brokers for short sales	(2,530)
Increase in receivable for securities sold	(3,822)
Decrease in interest, dividend and distributions receivable	2,087
Increase in prepaid expenses	(3,013)
Increase in payable for securities purchased	433
Increase in investment management fee payable	1,148
Increase in securities sold short	1,571
Decrease in accrued directors’ fees and expenses	(16)
Increase in accrued expenses and other liabilities	61
Decrease in current taxes	(763)
Decrease in call options written	(201)

Net Cash Used in Operating Activities	(324,422)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of auction rate senior notes	260,000
Issuance of auction rate preferred stock	75,000
Underwriting discount and offering expenses associated with the issuance of preferred stock	(1,087)
Cash distributions paid to common stockholders	(9,538)

Net Cash Provided by Financing Activities	324,375
NET DECREASE IN CASH	(47)
CASH — BEGINNING OF PERIOD	47

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $12,443.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
($ amounts in 000’s, except per share amounts)

	For the Six		For the Period
	Months Ended		September 28, 2004(1)
	May 31, 2005		through
	(unaudited)		November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$23.91		$23.70	(2)
Underwriting discounts and offering costs on the issuance of preferred stock	(0.03)		—

Income from investment operations
Net investment income/(loss)	(0.04	)(3)	0.02	(4)
Net realized and unrealized gain on investments, securities sold short, options and interest rate swap contracts	2.02	(3)	0.19	(4)

Total income from investment operations	1.98		0.21

Dividends — Preferred Stockholders
Distributions from net capital gains	(0.01)		—

Dividends — Common Stockholders
Dividends	(0.66)		—

Net asset value, end of period	$25.19		$23.91

Per share of common stock market value, end of period	$26.00		$24.90

Total investment return based on common stock market value(5)	7.26%		(0.40)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$848,342		$792,836
Ratio of expenses to average net assets, before taxes	1.76	%(6)	1.20	%(6)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets	1.76	%(6)	1.08	%(6)
Ratio of expenses, excluding taxes and interest expenses, to average net assets	1.26	%(6)	—
Ratio of net investment income to average net assets, after taxes	(0.32	)%(6)	0.50	%(6)
Net increase in net assets resulting from operations to average net assets	16.13	%(6)	5.30	%(6)
Portfolio turnover rate	13.72	%(7)	11.78	%(7)
Auction Rate Senior Notes outstanding, end of period	$260,000		—
Auction Rate Preferred Stock, end of period	$75,000		—
Borrowings outstanding per share of common stock, end of period	$7.72		—
Common stock per share, excluding borrowings, end of period	$32.91		—
Asset coverage, per $1,000 of principal amount of Auction Rate Senior Notes
Series A, B and C	426.22%		—
Asset coverage, per $25,000 of liquidation value per share of Auction Rate Preferred Stock	353.19%		—
Average amount of borrowings outstanding per share of common stock during the period	$3.57	(3)	—

(1)	Commencement of operations.
(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.
(3)	Based on average shares of common stock outstanding of 33,400,589.
(4)	Information presented relates to a share of common stock outstanding for the entire period.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Ratios are annualized since period is less than one full year.
(7)	Amount not annualized. Calculated based on the sales of $115,606 and $16,880, respectively, of long-term investments divided by the average long-term investment balance of $842,413 and $143,328 respectively.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
MAY 31, 2005
(shares and $ amounts in 000’s)
(unaudited)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 130.2%
Equity Investments — 129.3%
Pipeline MLP(a) — 100.8%
Atlas Pipeline Partners, L.P.	162	$6,770
Buckeye Partners, L.P.	173	7,698
Copano Energy, L.L.C.	86	2,552
Crosstex Energy, L.P.	258	9,463
Enbridge Energy Management, L.L.C.(b)	413	20,347
Enbridge Energy Partners, L.P.	1,943	100,250
Energy Transfer Partners, L.P.	4,556	143,929
Enterprise Products Partners L.P.	5,229	134,397
Enterprise Products Partners L.P.(c)	1,204	30,309
Genesis Energy, L.P.(d)	134	1,263
Hiland Partners, LP(e)	37	1,298
Holly Energy Partners, L.P.	109	4,444
Kaneb Pipe Line Partners, L.P.	614	37,675
Kinder Morgan Energy Partners, L.P.	1	67
Kinder Morgan Management, LLC(b)	2,608	116,230
Magellan Midstream Partners, L.P.	486	15,258
Magellan Midstream Partners, L.P.(c)	3,478	102,697
MarkWest Energy Partners, L.P.	193	9,307
Northern Border Partners, L.P.	620	29,522
Pacific Energy Partners, L.P.	458	14,244
Plains All American Pipeline, L.P.	921	38,885
Sunoco Logistics Partners L.P.	26	955
TC PipeLines, LP	231	7,699
TEPPCO Partners, L.P.	447	18,467
TransMontaigne Partners L.P.(e)	59	1,448

		855,174

Propane MLP — 15.8%
Ferrellgas Partners, L.P.	1,947	42,845
Inergy, L.P.	34	1,062
Inergy, L.P.(c)	2,947	90,496

		134,403

Shipping MLP — 2.4%
K-Sea Transportation Partners L.P.	70	2,344
Martin Midstream Partners L.P.	113	3,546
Teekay LNG Partners L.P.(e)	172	4,530
U.S. Shipping Partners L.P.	392	10,035

		20,455

Coal MLP — 1.1%
Natural Resource Partners L.P.	33	1,931
Penn Virginia Resource Partners, L.P.	150	7,027

		8,958

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
(shares and $ amounts in 000’s)
(unaudited)

	No. of
Description	Shares/Units	Value

Other MLP — 0.1%
Dorchester Minerals, L.P.	43	$929

MLP Affiliates — 7.7%
Atlas America, Inc.(f)	127	3,968
Crosstex Energy, Inc.	417	19,072
Holly Corporation	90	3,445
Kaneb Services LLC	424	18,266
Kinder Morgan, Inc.	85	6,629
MarkWest Hydrocarbon, Inc.(d)	257	5,619
Resource America, Inc.	40	1,369
TransCanada Corporation	28	687
TransMontaigne Inc.	766	6,345

		65,400

Other Midstream Energy Companies — 1.4%
Arlington Tankers Ltd.	189	3,710
Diana Shipping Inc.	276	4,272
DryShips Inc.(e)	96	1,783
Nordic American Tanker Shipping Limited	23	932
Ship Finance International Limited	44	851

		11,548

Total Equity Investments (Cost $978,505)		1,096,867

			Principal
	Interest	Maturity	Amount
	Rate	Date	(in 000’s)

Fixed Income Investments — 0.9%
Pipeline MLP — 0.7%
Plains All American Pipeline, L.P.	7.750%	10/15/12	$5,000	5,814

MLP Affiliates — 0.2%
TransMontaigne Inc.	9.125	06/01/10	2,000	2,040

Total Fixed Income Investments (Cost $7,836)				7,854

Total Long-Term Investments (Cost $986,341)				1,104,721

Short-Term Investment — 15.3%
Repurchase Agreement — 15.3%
Bear, Stearns & Co. Inc. (Agreement dated 05/31/05 to be repurchased at $129,361), collateralized by $132,819 in U.S. Government and Agency Securities (Cost $129,350)	2.970	06/01/05	129,350	129,350

Total Investments — 145.5% (Cost $1,115,691)				1,234,071

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONCLUDED)
(shares and $ amounts in 000’s)
(unaudited)

	No. of
	Shares/ Units	Value

Liabilities — (36.7)%
Securities Sold Short — (0.2)%
Propane MLP — (0.1)%
AmeriGas Partners, L.P.	8	$(249)
Suburban Propane Partners, L.P.	25	(825)

		(1,074)

Coal MLP — (0.1)%
Alliance Resource Partners, L.P.	7	(507)

Total Securities Sold Short (cash proceeds received $1,571)		(1,581)

Auction Rate Senior Notes — (30.7)%		(260,000)
Unrealized Depreciation on Interest Rate Swap Contracts — (0.5)%		(3,991)
Deferred Taxes — (5.2)%		(43,927)
Other Liabilities in Excess of Other Assets — (0.1)%		(1,230)

Total Liabilities		(310,729)

Preferred Stock at Redemption Value — (8.8)%		(75,000)

Net Assets Applicable to Common Stockholders — 100.0%		$848,342

(a)	Includes Limited Liability Companies or L.L.C.s.
(b)	Distributions made are paid in-kind.
(c)	Fair valued security. These securities are restricted from public sale. See Notes 2 and 6 in the accompany notes to the financial statements for further details. The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.
(d)	Security or a portion thereof is segregated as collateral on interest rate swap contracts and securities sold short.
(e)	Currently non-income producing; security is expected to pay distributions within the next 12 months.
(f)	Security is non-income producing.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
($ amounts in 000’s, except per share amounts)
(unaudited)

1.	Organization
      Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.	Significant Accounting Policies
      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
      B.     Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.
      C.     Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.
      The Company holds securities that are privately issued or otherwise restricted. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
($ amounts in 000’s, except per share amounts)
(unaudited)
valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stands for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
      Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
      At May 31, 2005, the Company held 26.4% of its net assets in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $205,041 and fair value of $223,502. Although these securities may be resold in privately negotiated transactions, these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.
      Any option transaction that the Company enters into may, depending on the applicable market environment, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.
      D.     Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/ dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
($ amounts in 000’s, except per share amounts)
(unaudited)
value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
      E.     Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.
      All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.
      The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.
      F.     Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
      G.     Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the six months ended May 31, 2005, the Company recorded as return of capital the amount of $18,212 of dividends and distributions received from MLPs. This resulted in a reduction in the cost basis of the associated MLP investments. Net Realized Gains and Net Change in Unrealized Gains on the accompanying Statement of Operations includes $688 and $17,524, respectively, attributable to such dividend and distributions. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.
      H.     Dividends to Stockholders — Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Company’s Auction Rate Preferred Stock,

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
($ amounts in 000’s, except per share amounts)
(unaudited)
Series D are accrued on a daily basis and are determined as described in Note 11. The Company’s dividends, for book purposes, will be comprised of return of capital and ordinary income, which is based on the operating results of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. Since the first dividend paid to stockholders was in January 2005, the Company will inform stockholders of the final character of the dividend during January 2006.
      I.     Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.
      The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information becomes available. To the extent such estimates or assumptions are modified, the net asset value may fluctuate.
      J.     Organization Expenses, Offering and Debt Issuance Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares of common stock were issued. Such costs approximated $150. Offering costs related to the issuance of common stock were charged to additional paid-in capital when the shares were issued. Such costs approximated $1,596. Offering costs related to the issuance of Series D, preferred stock were charged to additional paid-in capital when the shares were issued. Such costs approximated $1,087. Debt issuance costs of $3,036 related to the auction rate senior notes payable are being capitalized and amortized over the period the notes are outstanding.
      K.     Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.
      L.     Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
($ amounts in 000’s, except per share amounts)
(unaudited)
not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk
      The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company will be derived from the investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations
      The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.
      Pursuant to the Investment Management Agreement, the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusted upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The Company calculates the total management fee based on the average total assets for the prior 12 months. For the period beginning with the commencement of the Company’s operations through the end of the Company’s first 12 months of operations (the “Initial Period”), on a quarterly fiscal basis the Company pays the Adviser a minimum management fee calculated at an annual rate of 0.75%. After this Initial Period, the basic management fee and the performance fee adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.
      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. During the Company’s first fiscal year, for purposes of calculating the performance fee adjustment, the Company’s initial net asset value was calculated net of the underwriter discount. At May 31, 2005, the Company has recorded accrued management fees at the annual rate of 0.75% based on the Company’s investment performance for the period September 28, 2004 through May 31, 2005.
      For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
($ amounts in 000’s, except per share amounts)
(unaudited)
of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.
      For the six months ended May 31, 2005, KA Associates, Inc., an affiliate of the Adviser, earned approximately $11 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.	Income Taxes
      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2005 are as follows:

Deferred tax assets:
Organization costs	$(51)
Deferred tax liabilities:
Unrealized gains on investment securities	36,620
Distributions received from MLPs	7,358

Total net deferred tax liability	$43,927

      At May 31, 2005, the Company did not record a valuation allowance against its deferred tax assets.
      The components of income tax expense include $39,805 and $4,122 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively.
      Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 38.5% to net investment income and realized and unrealized gains on investments before taxes.
      At May 31, 2005, the cost basis of investments for Federal income tax purposes was $1,115,691 and the cash received on securities sold short was $1,571. At May 31, 2005, gross unrealized appreciation and depreciation of investments and securities sold short for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including securities sold short)	$120,732
Gross unrealized depreciation of investments (including securities sold short)	(2,362)

Net unrealized appreciation before tax and interest rate swap contracts	118,370
Unrealized depreciation on interest rate swap contracts	(4,144)

Net unrealized appreciation before tax	$114,226

Net unrealized appreciation after tax	$70,248

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
($ amounts in 000’s, except per share amounts)
(unaudited)

6.	Restricted Securities
      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition dates, aggregate costs, fair value as of May 31, 2005, value per unit of such securities, percent of net assets and percent of total assets which the securities comprise.

		Number of					Percent of
		Units	Acquisition			Value Per	Net	Percent of
Partnership	Security	(in 000’s)	Date	Cost	Fair Value	Unit	Assets	Total Assets

Enterprise Products Partners, L.P.	Common Units	1,204	04/01/05	$30,000	$30,309	$25.18	3.6%	2.4%
Inergy, L.P.	Common Units	2,947	12/17/04	75,034	90,496	30.71	10.7	7.3
Magellan Midstream Partners, L.P.	Subordinated Units	3,478	04/13/05	100,007	102,697	29.53	12.1	8.3

				$205,041	$223,502		26.4%	18.0%

7.	Call Options Written
      Transactions in written options for the six months ended May 31, 2005 were as follows:

	Number of
	Contracts	Premiums
	(in 000’s)	Received

Options outstanding at beginning of period	2	$201
Options written	—	—
Options terminated in closing purchase transactions	(1)	(169)
Options expired	(1)	(32)

Options outstanding at end of period	—	$—

8.	Investment Transactions
      For the period ended May 31, 2005, the Company purchased and sold securities in the amount of $745,672 and $115,606 (excluding short-term investments, securities sold short, options and interest rate swaps), respectively.

9.	Bank Loan Outstanding
      The Company has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Company may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. For the six months ended May 31, 2005, the average amount outstanding was $26,538, with a weighted average interest rate of 3.87%. As of May 31, 2005, the Company had no outstanding bank borrowings and does not intend to borrow on this line.

10.	Auction Rate Senior Notes
      On March 28, 2005, the Company issued three series of auction rate notes, each with a maturity of 40 years, having an aggregate principal amount of $260,000 (“Senior Notes”). The Senior Notes were issued in denominations of $25,000 per note. The principal amount of the Senior Notes will be due and payable on various dates as follows: Series A on April 3, 2045, Series B on April 5, 2045 and Series C on March 31, 2045.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
($ amounts in 000’s, except per share amounts)
(unaudited)
Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
      Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B and Series C as of May 31, 2005 were 3.34%, 3.19% and 3.27%, respectively. The weighted average interest rates for Series A, Series B and Series C for the period from March 28, 2005 through May 31, 2005, were 3.29%, 3.29% and 3.27%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The reset rate period for Series A and Series B Notes are seven days, while Series C Notes reset every 28 days. The Notes will not be listed on any exchange or automated quotation system.
      The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.
      The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

11.	Preferred Stock
      On April 12, 2005, the Company issued 3,000 shares of Series D auction rate preferred stock totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The preferred stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
      Holders of the preferred stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of May 31, 2005 was 3.16%. The weighted average dividend rate for the period from April 12, 2005 through May 31, 2005, was 3.15%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.
      The preferred stock is redeemable in certain circumstances at the option of the Company. The preferred stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.
      The holders of the preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

12.	Interest Rate Swap Contracts
      The Company has entered into interest rate swap contracts to hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)
($ amounts in 000’s, except per share amounts)
(unaudited)
contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of May 31, 2005, the Company has entered into nine interest rates swap contracts with UBS AG as summarized below:

		Fixed Rates	Floating Rate
Termination	Notional	Paid by the	Received by the	Unrealized
Dates	Amounts	Company	Company	Depreciation

03/25/08-05/09/12	$250,000	4.12-4.65%	1 month U.S.	$3,991
Dollar LIBOR
      The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts.

13.	Common Stock
      The Company has 200,000,000 shares of common stock authorized and 33,676,442 shares outstanding at May 31, 2005. Transactions in common shares for the period ended May 31, 2005, were as follows:

Shares at November 30, 2004	33,165,900
Shares issued through reinvestment of distributions	510,542

Shares at May 31, 2005	33,676,442

      On March 25, 2005, the Company filed a registration statement relating to a secondary common stock offering with the Securities and Exchange Commission and filed an amendment to the registration statement on May 17, 2005. The Company originally expected to issue such common shares during the Company’s second fiscal quarter of 2005. The Company continues to pursue a secondary common stock offering, but does not have an expectation as to when such offering will occur.

14.	Subsequent Events
      On July 15, 2005, the Company paid a dividend distribution to its common stockholders in the amount of $0.415 per share, for a total of $13,976. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,571 was reinvested into the Company and an additional 249,656 shares of common stock were issued.
      On June 15, 2005, the Company held its annual meeting of stockholders where the following two matters were approved by stockholders: (i) the election of one director of the Company and (ii) a proposal to authorize the Company to sell shares of its common stock for less than net asset value per share, subject to certain conditions. On the first matter, 31,444,038 shares were cast in favor, no shares were cast against, and 201,634 shares abstained. The second matter was approved by 11 of the Company’s 19 common stockholders of record, with 1 voting against and no abstentions. The second matter was also approved by a majority of the votes cast by the Company’s stockholders at the meeting, as follows: 7,299,084 shares were cast in favor, 1,058,544 shares were cast against and 251,686 shares abstained. As a result of the vote on the first matter, Gerald I. Isenberg was elected to serve as a director of the Company for a 3-year term. In addition to Mr. Isenberg, the Company’s directors with terms continuing after the meeting are Anne K. Costin, Steven C. Good, Terrence J. Quinn and Kevin S. McCarthy.

APPENDIX A

DESCRIPTION OF RATINGS

Following is a description of the debt securities rating categories used by Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) and Fitch Ratings.

Moody’s Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics

     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short- term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

     MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG-3: This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Description of Moody’s Short Term Ratings

     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

     Issue Credit Rating Definitions

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Speculative Grade

          Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings

Long-Term Credit Ratings

     Investment Grade

     “AAA” — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

     “AA” — Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” — High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     “BBB” — Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     “BB” — Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     “B” — Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     “CCC”, “CC”, “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

     “DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

     Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     “F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

     “F2” — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “F3” — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     “B” — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     “D” — Default. Denotes actual or imminent payment default.

     Notes to Long-term and Short-term ratings:

     “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

     “NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

     “Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     “Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PART C — Other Information

Item 24.	Financial Statements and Exhibits
          (1) Financial Statements: filed herein as part of Registrant’s Statement of Additional Information.
          (2) Exhibits

(a) Charter

(1) Articles of Incorporation*

(2) Articles of Amendment to the Articles of Incorporation — dated August 11, 2004.***

(3) Articles of Amendment and Restatement†

(4) Articles Supplementary††††

(b)	(1) Bylaws of Registrant*

(2) Amended and Restated Bylaws of Registrant††

(c) Voting Trust Agreement — none.

(d)	(1) Articles of Amendment and Restatement.†

(2) Amended and Restated Bylaws of Registrant††

(e) Form of Dividend Reinvestment Plan†††

(f) Long-Term Debt Instruments — none.

(g) Form of Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.††

(h)	(1) Form of Underwriting Agreement. — to be filed by amendment.

(2) Form of Master Agreement Among Underwriters — ††

(3) Form of Master Selected Dealer Agreement — ††

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement.††

(k) Other Material Contracts

(1) Administrative Services Agreement†††

(2) Transfer Agency Agreement†††

(3) Accounting Services Agreement†††

(l) Form of Opinion and Consent of Venable LLP — to be filed by amendment.

(m) Non-Resident Officers/ Directors — none.

(n) Other Opinions and Consents — consent of independent registered public accounting firm — filed herewith.

(o) Omitted Financial Statements — none.

(p) Subscription Agreement — none.

(q) Model Retirement Plans — none.

(r) Code of Ethics

(1) Code of Ethics of Registrant.††

(2) Code of Ethics of Kayne Anderson Capital Advisors, L.P.†††

(s) (1)	Power of Attorney for Ms. Costin and Messrs. Good, Quinn and McCarthy dated July 12, 2004.**

(2)	Power of Attorney for Mr. Isenberg dated June 15, 2005 — filed herewith.

(3)	Power of Attorney for Mr. Walter dated August 19, 2005 — filed herewith.

*	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on June 15, 2004 and incorporated herein by reference.

**	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on August 13, 2004 and incorporated herein by reference.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on August 25, 2004 and incorporated herein by reference.

†	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 1, 2004 and incorporated herein by reference.

††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 4 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 16, 2004 and incorporated herein by reference.

†††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 27, 2004 and incorporated herein by reference.

††††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-122380) as filed with the Securities and Exchange Commission on March 30, 2005 and incorporated herein by reference.

Item 25.	Marketing Arrangements — Reference is made to the underwriting agreement to be filed by amendment as exhibit (h)(1) to the Registrant’s Registration Statement.

Item 26.	Other Expenses of Issuance and Distribution
          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$	*
Printing and Engraving Expenses	$	*
Legal Fees	$	*
Marketing Expenses	$	*
Accounting Expenses	$	*
Transfer Agent Fees	$	*
Miscellaneous Expenses	$	*

Total	$	*

* To be filed by amendment.

Item 27.	Persons Controlled by or Under Common Control with Registrant — none.

Item 28.	Number of Holders of Securities as of July 31, 2005

Title of Class	Number of Record Holders

Common Stock, $0.001 par value per share	25

Item 29.	Indemnification.
          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or

(b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
          The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
          Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
          Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Business and Other Connections of Investment Adviser.
          Kayne Anderson Capital Advisors, L.P. (the “Adviser”) serves as the Registrant’s investment adviser. Certain of the officers of the Adviser also serve as officers and/or directors for Kayne Anderson Rudnick Investment Management, LLC, an affiliate of the Adviser.
          Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-46991) incorporated herein by reference, set forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 31.	Location of Accounts and Records.
          The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 32.	Management Services — not applicable.

Item 33.	Undertakings.
          (1) Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the Company declines more than 10 percent from its net asset value of the Company as of the effective date of the registration statement, or (2) the net asset value of the Company increases to an amount greater than its net proceeds as stated in the prospectus.
          (2) Not Applicable.
          (3) Not Applicable.
          (4) Not Applicable.
          (5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and the State of California, on the 19th day of August, 2005.

Kayne Anderson MLP Investment Company

By:	/s/ Kevin S. McCarthy*

Kevin McCarthy
Chairman and Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Kevin S. McCarthy* Kevin S. McCarthy	Chairman and Chief Executive Officer	August 19, 2005

/s/ Ralph Collins Walter* Ralph Collins Walter	Treasurer and Chief Financial Officer	August 19, 2005

/s/ Anne K. Costin* Anne K. Costin	Director	August 19, 2005

/s/ Steven C. Good* Steven C. Good	Director	August 19, 2005

/s/ Terrence J. Quinn* Terrence J. Quinn	Director	August 19, 2005

/s/ Gerald I. Isenberg* Gerald I. Isenberg	Director	August 19, 2005

*By: /s/ David A. Hearth David Hearth, Attorney-in-Fact (Pursuant to Powers of Attorney previously filed and filed herewith)

LIST OF EXHIBITS

(n)	—	Consent of independent registered public accounting firm.

(s)(2)	—	Power of Attorney for Mr. Isenberg.

(s)(3)	—	Power of Attorney for Mr. Walter.